As filed with the Securities and Exchange Commission on April 29, 2011
File No. 333-63972
File No. 811-10429

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 11
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 12

Modern Woodmen of America Variable Annuity Account
(Exact Name of Registrant)

Modern Woodmen of America
(Name of Depositor)

1701 1st Avenue
Rock Island, Illinois 61201
309-786-6481
(Address and Telephone Number of Principal Executive Office)

Darcy G. Callas, Esquire
1701 1st Avenue
Rock Island, Illinois 61201
(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485;

☒ on May 1, 2011 pursuant to paragraph (b) of Rule 485;

☐ 60 days after filing pursuant to paragraph (a) of Rule 485;

☐ on May 1, 2011 pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Certificates

Modern Woodmen of America Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CERTIFICATE

PROSPECTUS
May 1, 2011

Modern Woodmen of America, a fraternal benefit society, (the “Society”) is offering the individual flexible premium deferred variable annuity certificate (the “Certificate”) described in this Prospectus. The Certificate provides for Accumulated Value and annuity payments on a fixed and variable basis. The Society sells the Certificate to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Certificate Holder (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Modern Woodmen of America Variable Annuity Account (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments	EquiTrust Variable Insurance	JPMorgan Insurance Trust
VP Mid Cap Value Fund	Series Fund	Mid Cap Value Portfolio—Class 1
VP Ultra® Fund	Blue Chip Portfolio—Initial Class	Small Cap Core Portfolio—Class 1
VP Vistasm Fund	High Grade Bond Portfolio—Initial Class	T. Rowe Price Equity Series, Inc.
Calvert Variable Products, Inc.	Managed Portfolio—Initial Class	Equity Income Portfolio
Calvert VP Nasdaq-100® Index Portfolio	Money Market Portfolio—Initial Class	Mid-Cap Growth Portfolio
Calvert VP Russell 2000® Small Cap	Strategic Yield Portfolio—Initial Class	New America Growth Portfolio
Index Portfolio	Value Growth Portfolio—Initial Class	Personal Strategy Balanced Portfolio
Calvert VP S&P MidCap 400® Index	Fidelity® Variable Insurance Products	T. Rowe Price International Series, Inc.
Portfolio	Funds	International Stock Portfolio
Dreyfus Variable Investment Fund	VIP Contrafund® Portfolio—Initial Class
VIF Appreciation Portfolio—Initial Share Class	VIP Freedom 2015 Portfolio—Initial Class
VIF Growth & Income Portfolio—Initial Share Class	VIP Freedom 2020 Portfolio—Initial Class
VIF International Equity Portfolio—Initial Share Class	VIP Freedom 2025 Portfolio—Initial Class
VIF Opportunistic Small Cap Portfolio—Initial Share	VIP Freedom 2030 Portfolio—Initial Class
Class (formerly known as Developing Leaders	VIP Growth Portfolio—Initial Class
Portfolio)	VIP Growth & Income Portfolio—Initial Class
Dreyfus Socially Responsible	VIP High Income Portfolio—Service Class 2
Growth Fund Inc.—Service Share Class	VIP Index 500 Portfolio—Initial Class
VIP Mid Cap Portfolio—Service Class 2
VIP Overseas Portfolio—Initial Class
VIP Real Estate Portfolio—Initial Class

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Certificate’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Certificate and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC. The table of contents for the SAI is at the end of this prospectus.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By
Modern Woodmen of America
Variable Product Administrative Center:
PO Box 2005
Rock Island, Illinois 61201
1-800-447-9811

Page

LEGAL PROCEEDINGS	50
VOTING RIGHTS	50
ADMINISTRATIVE SERVICES AGREEMENT	51
VARIABLE PRODUCTS COMPLIANCE AGREEMENT	51
FINANCIAL STATEMENTS	51
CONDENSED FINANCIAL INFORMATION	Appendix A-1
CALCULATING VARIABLE ANNUITY PAYMENTS	Appendix B-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	SAI-TOC
EX-99.A.2
EX-99.B.5.B
EX-99.B.6.C
EXHIBIT (B)(8)(h)
EX-99.9
EX-99.10.A
EX-99.10.B
EX-99.10.C
EX-99.14.A

The Certificate may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

DEFINITIONS

Account: Modern Woodmen of America Variable Annuity Account.

Accumulated Value: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

Administrative Center: The Society’s administrative office at PO Box 2005, Rock Island, Illinois, 61201.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Certificate: The individual flexible premium deferred variable annuity certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

Certificate Anniversary: The same date in each Certificate Year as the Issue Date.

Certificate Holder: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

Certificate Year: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Declared Interest Option: An allocation option under the Certificate funded by the Society’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Society.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Issue Date: The date on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

Net Accumulated Value: The Accumulated Value less any applicable Surrender Charge.

Non-Qualified Certificate: A Certificate that is not a Qualified Certificate.

Qualified Certificate: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

The Society (“we”, “us” or “our”): Modern Woodmen of America, a fraternal benefit society.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which we receive in good order at our Administrative Center.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

	Guaranteed
Certificate Holder Transaction Expenses	Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8%	8%

Transfer Processing Fee(2)	$25	$25

(1) The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. We may waive this charge under certain circumstances. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2) We do not assess transfer processing fees for the first twelve (12) transfers in a Certificate Year, but we may impose a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Certificate Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Certificate, not including Fund fees and expenses.

	Guaranteed
Periodic Charges	Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$30

Separate Account Annual Expenses (as a percentage of average variable accumulated value)

Mortality and Expense Risk Charge	1.40%	1.40%

Total Separate Account Annual Expenses	1.40%	1.40%

(3) We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date and may waive the charge if your initial premium payment, or whenever your Accumulated Value on the most recent Certificate Anniversary, is $50,000 or greater.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2010. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.14%

Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.14%

(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.14%

(5) The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

Examples

The examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include Certificate Holder transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Because no deduction is currently made under the Certificates for premium taxes, the examples do not reflect a deduction for premium taxes.

Each example assumes that you invest $10,000 in the Certificate for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,006	$1,401	$1,806	$2,973

2. If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$914	$1,304	$1,704	$2,973

3. If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$267	$820	$1,400	$2,973

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$910	$1,104	$1,298	$1,900

2. If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$817	$1,004	$1,191	$1,900

3. If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

(1) Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Society will add the number of years for which payments will be made under the annuity payment option selected to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

SUMMARY OF THE CERTIFICATE

Issuance of a Certificate. The Certificate is an individual flexible premium deferred variable annuity certificate with a maximum issue age of 85 for Annuitants (see “DESCRIPTION OF ANNUITY CERTIFICATE—Issuance of a Certificate”). See “DISTRIBUTION OF THE CERTIFICATES” for information on compensation of persons selling the Certificates. The Certificates are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule; and

•	“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period. You have the right to return the Certificate within 30 days after you receive it (see “DESCRIPTION OF ANNUITY CERTIFICATE—Free-Look Period”). If you return the Certificate, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date the Society receives the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates sold in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid.

Premiums. The minimum initial premium amount the Society accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CERTIFICATE—Premiums.”)

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums”).

•	The Society will allocate the initial premium to the Money Market Subaccount for 10 days from the Issue Date (except for Certificates sold in California, where we allocate the initial premium to the Subaccounts and the Declared Interest Option as instructed by the Certificate Holder).

•	At the end of that period, the Society will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Society does not assess transfer processing fees for the first twelve transfers during a Certificate Year.

•	The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

Partial Withdrawal. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders— Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

Death Benefit. We will pay a death benefit once we receive due proof of the Annuitant’s death before the Retirement Date. If the Annuitant’s age on the Issue Date was less than 76, the death benefit equals the greatest of:

(1)	the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

(2)	the Accumulated Value; or

(3)	the Performance Enhanced Death Benefit (PEDB) amount.

If the Annuitant’s age on the Issue Date was 76 or older, the death benefit equals the greater of (1) and (2) above.

See “DESCRIPTION OF ANNUITY CERTIFICATE—Death Benefit Before the Retirement Date— Death of an Annuitant” for descriptions of the Performance Enhanced Death Benefit and partial withdrawal reductions.

CHARGES AND DEDUCTIONS

Your Certificate will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”).

Certificate Year in Which	Charge as a Percentage of
Withdrawal Occurs	Amount Withdrawn
1	8%

2	7

3	6

4	5

5	4

6	3

7	2

8	1

9 and after	0

In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Certificate Anniversary without incurring a surrender charge. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Certificate. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). We currently waive this charge:

•	on the Issue Date if your initial premium payment is $50,000 or greater, or

•	if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time. We guarantee that the annual administrative charge will not exceed $45.

Transfer Processing Fee. We may assess a $25 fee for the 13th and each subsequent transfer in a Certificate Year. This charge is guaranteed not to exceed $25 per transfer.

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Risk of an Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•	under a settlement option, or

•	in a lump sum (see “SETTLEMENT OPTIONS”).

FEDERAL TAX MATTERS

The Certificate’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS

Modern Woodmen of America

The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to do business in 48 states and the District of Columbia: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. The Society’s principle business address is 1701 1st Avenue, Rock Island, Illinois 61201.

It is the Society’s objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.

Modern Woodmen of America Variable Annuity Account

On March 30, 2001, we established the Account pursuant to the laws of the State of Illinois. The Account:

•	will receive and invest premiums paid to it under the Certificate;

•	will receive and invest premiums for other variable annuity certificates we issue;

•	is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. (The Account’s assets are available to cover the general liabilities of the Society only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account.) All assets held in the General Account are subject to the Society’s general liabilities from business operations. All obligations arising under the Certificates are general corporate obligations of the Society.

Investment Options

There are currently 36 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Administrative Center at 800-447-9811.

Note:  If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.

VP Ultra® Fund
•  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vistasm Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Asset Variable Products, Inc. Calvert Investment Management, Inc. (formerly named Calvert Asset Management Company, Inc.) serves as the investment adviser to the Portfolios. Summit Investment Advisers, Inc. serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100® Index Portfolio
•  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP Russell 2000® Small Cap Index Portfolio
•  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400® Index Portfolio
•  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class
•  This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class
•  This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class
•  This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class (formerly known as Developing Leaders Portfolio)
•  This Portfolio seeks capital growth. The portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class
•  This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EquiTrust Variable Insurance Series Fund. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.*

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio—Initial Class
•  This Portfolio seeks long-term growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio—Initial Class
•  This Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of the Portfolio’s net assets in high grade fixed-income securities and typically maintains average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s.

Managed Portfolio—Initial Class
•  This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed approach in selecting investments for the Portfolio and may allocate the Portfolio’s investments in any manner among the equity, debt and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

*	On April 11, 2011, the Board of Trustees of the EquiTrust Variable Insurance Series Fund (“EquiTrust Fund”) approved Agreements and Plans of Reorganization that provide for the transfer of all of the assets of each Portfolio of the EquiTrust Fund solely in exchange for shares of an existing Federated Insurance Series fund with similar investment objectives. The transactions contemplated by each Plan of Reorganization are expected to occur on or about July 15, 2011. For more information, see the EquiTrust Fund prospectus, as supplemented.

Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio—Initial Class
•  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 95% of the Portfolio’s assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio’s assets in securities rated in the two highest short-term categories. An investment in the Money Market Subaccount is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio—Initial Class
•  This Portfolio seeks as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation but only when consistent with its primary objective. Under normal circumstances, the Portfolio’s assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock.

Value Growth Portfolio—Initial Class
•  This Portfolio seeks long-term capital appreciation. The Adviser follows a value approach in investing the Portfolio’s assets. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet as well as by using dividend discounting models.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Initial Class
•  This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Freedom 2015 Portfolio—Initial Class Fidelity VIP Freedom 2020 Portfolio—Initial Class Fidelity VIP Freedom 2025 Portfolio—Initial Class Fidelity VIP Freedom 2030 Portfolio—Initial Class
•  These Portfolios seek high total return with a secondary objective of principal preservation as each Portfolio approaches its target date and beyond. The Portfolios invest in a combination of underlying Fidelity VIP equity, fixed-income and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2015, 2020, 2025 and 2030, respectively.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Growth Portfolio—Initial Class
•  This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio—Initial Class
•  This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

Fidelity VIP High Income Portfolio—Service Class 2
•  This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio—Initial Class
•  This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.

Fidelity VIP Mid Cap Portfolio—Service Class 2
•  This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Overseas Portfolio—Initial Class
•  This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in common stocks of non-U.S. securities, allocating investments across different countries and regions.

Fidelity VIP Real Estate Portfolio—Initial Class
•  This Portfolio seeks above average income and long-term capital growth consistent with reasonable investment risk. The Portfolio normally invests at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500®.

JP Morgan Insurance Trust. J.P. Morgan Investment Management, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1
•  This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1
•  This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio
•  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Mid-Cap Growth Portfolio
•  This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.

New America Growth Portfolio
•  This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”. The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Personal Strategy Balanced Portfolio
•  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio
•  This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This fund is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Certificate Holders arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Certificate based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Certificate Holders.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.00% to 0.25% of the annual average assets we hold in the Investment Options. In addition, MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. The Society and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new Subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Subaccounts available to existing Certificate Holders on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, investment conditions or regulatory requirements warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the Subaccounts under the Certificates, we may:

•	operate the Account as a management investment company under the 1940 Act;

•	deregister the Account under that Act in the event such registration is no longer required; or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under the Certificate.

DESCRIPTION OF ANNUITY CERTIFICATE

Issuance of a Certificate

You must complete an application in order to purchase a Certificate, which can be obtained through a licensed representative of the Society, who is also a registered representative of MWA Financial Services, Inc. (“MWAFS”). Your Issue Date will be the date the properly completed application and the initial premium are received at our Administrative Center. (If this date is the 29th, 30th or 31st of any month, the Issue Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Society sells Qualified Certificates for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Certificates. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Certificate are appropriate for your needs prior to purchasing a Qualified Certificate. We apply a maximum issue age of 85 for Annuitants.

The Annuitant is the owner and person having control of the Certificate, unless another owner is named. During the Annuitant’s lifetime, the person having control of the Certificate may exercise all of the rights and receive all of the benefits provided by the Certificate without the consent of any other person.

If the issue age is 15 or less, the applicant for the Certificate, or the applicant’s duly appointed successor, shall have control of the Certificate but may not assign it. During the period after the Annuitant attains age 16 and before the Annuitant attains age 21, control of the Certificate will pass to the Annuitant: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Annuitant attains age 21, control of the Certificate shall automatically pass to the Annuitant.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

Premiums

The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods. You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Administrative Center.

If mandated under applicable law, the Society may be required to reject a premium payment. The Society may also be required to provide additional information about you and your Certificate to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Certificate within 30 days after you receive it. If you return the Certificate, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates sold in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid.

Allocation of Premiums

Upon receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days (except for Certificates sold in California, where we allocate the initial premium to the Subaccounts and the Declared Interest Option as instructed by the Certificate Holder). We deem receipt to occur on a Business Day if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Society may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.)

•	Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Issue Date. We also will allocate any additional premiums received during this 10-day period to the Money Market Subaccount. For Certificates sold in California, we allocate the initial premium and any additional premiums to the Subaccounts and the Declared Interest Option as instructed by the Certificate Holder.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•	We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day and credited with Subaccount unit values determined as of that time. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day and credited with Subaccount unit values determined as of the close of that Business Day (3:00 p.m. central time).

•	You may change your allocation instructions at any time by sending Written Notice to our Administrative Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Certificate will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Society does not guarantee a minimum variable accumulated value, and, because your Certificate’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Certificate’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Certificate. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Certificate is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Administrative Center.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Society does not assess the transfer processing fees for the first twelve transfers during a Certificate Year.

•	The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

We process transfers at the unit values next determined after we receive your request in good order at our Administrative Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	We allow an unlimited number of transfers among or between the available Subaccounts or the Declared Interest Option, subject to our limitations on frequent transfer activity. (See “THE DECLARED INTEREST OPTION—Transfers from Declared Interest Option” and “Description of Annuity Certificate—Transfer Privilege—Additional Limitations on Transfers”).

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the number of Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-800-447-9811 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send a Written Notice to our Administrative Center.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificate, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage use of the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Society’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificate, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificate should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Certificate Holders and other persons with material rights under the Certificate also should be aware that the purchase and redemption orders received by the Investment Options generally are

“omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fails to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society’s ability to satisfy its contractual obligations to Certificate Holders.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate.

We will process your partial withdrawal based on the net asset value next determined after we receive Written Notice at our Administrative Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Center.

Should your partial withdrawal result in a full surrender of your certificate, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original Written Notice at our Administrative Center.

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Certificate at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a settlement option; or

•	in a lump sum.

If you do not choose a payment option, we will distribute the Net Accumulated Value to you in a lump sum payment.

Facsimile Requests. You may request a partial withdrawal from or surrender of your Certificate via facsimile.

•	Facsimile requests must be directed to 1-309-558-3151 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from your bank, broker, credit union (if authorized under state law) or savings association. A notary public cannot provide a signature guarantee.

•	Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•	A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•	We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Administrative Center. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Plans.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Administrative Center. The options selected will remain in effect until we receive a written termination request from you at our Administrative Center.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Certificate’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,000 in a single “source account” (either the Declared Interest Option or the Money Market Subaccount). Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are depleted, or upon receipt of a Written Notice at our Administrative Center.

•	Transfers due to this feature are counted towards the twelve free transfers permitted during a Certificate Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•	In each Certificate Year you may annually withdraw a maximum of 10% of Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Certificate Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Issue Date, or on the next Business Day.

•	You may change the amount and frequency upon Written Notice to our Administrative Center.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Interest Sweep. You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

•	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

•	The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions.

•	We will terminate this option upon receipt of a written request at our Administrative Center.

•	This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

•	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

•	The interest sweep program may not be available in all states.

We may terminate the automatic rebalancing, dollar cost averaging, interest sweep and systematic withdrawal privileges at any time.

Death Benefit Before the Retirement Date

Death of Certificate Holder. If a Certificate Holder who is the Annuitant dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary in one sum within five years of the deceased Certificate Holder’s death. If a Certificate Holder who is not the Annuitant dies before the Retirement Date, then any surviving Certificate Holder will become the new Certificate Holder. If there is no surviving Certificate Holder, ownership of the Certificate passes to the deceased Certificate Holder’s estate.

The surviving Certificate Holder or new Certificate Holder is afforded the following options:

1.	If the sole surviving Certificate Holder or the sole new Certificate Holder is the spouse (as defined under federal law) of the deceased Certificate Holder, he or she may elect, within 60 days after we receive due proof of death, to continue the Certificate as the new Certificate Holder.

2.	If the surviving Certificate Holder or the new Certificate Holder is not the spouse of the deceased Certificate Holder:

(a)	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Certificate Holder’s death, or

(b)	he or she may elect to receive the Net Accumulated Value paid out under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Certificate Holder’s death and with payments being made over the lifetime of the Certificate Holder, or over a period that does not exceed the life expectancy of the Certificate Holder.

The surviving Certificate Holder or the new Certificate Holder must choose either payment option (a) or (b) above before the Society will pay the Net Accumulated Value.

Under either of these options, surviving Certificate Holders or new Certificate Holders may exercise all rights and privileges from the date of the deceased Certificate Holder’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Certificate Holder, the death of the Annuitant shall be treated as the death of the Certificate Holder.

Other rules may apply to a Qualified Certificate.

Death of an Annuitant. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Certificate to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit pursuant to Section 22 of the Society’s By-Laws.

If the Annuitant’s age on the Issue Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below, including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Certificate. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Issue Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Certificate Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Certificate Anniversary until the Certificate Anniversary immediately prior to the Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

If the Annuitant’s age on the Issue Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) multiplied by the ratio of (b) divided by (c) where:

(a)	is the death benefit immediately prior to withdrawal;

(b)	is the amount of the partial withdrawal (including applicable surrender charges); and

(c)	is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s death unless the Certificate Holder or Beneficiary elects a settlement option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also a Certificate Holder dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to a settlement option if:

•	payments under the option begin within 1 year of the Annuitant’s death, and

•	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Certificate Holder’s spouse is the designated Beneficiary, the Certificate may be continued with such surviving spouse as the new Certificate Holder.

Other rules may apply to a Qualified Certificate.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Certificate. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. The rider is not in effect if the Annuitant’s age on the Issue Date is 71 or over.

If the Annuitant’s age on the Issue Date is less than 71, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)	is the Accumulated Value; and

(b)	is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Certificate.

	Total
	Premiums	Accumulated			Incremental
Date	Paid	Value	Gain	Death Benefit	Death Benefit
5/1/2011	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2031	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2031, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Certificate ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum Annuitant age for the Retirement Date. For Non-Qualified Certificates, the Retirement Date at issue may be no later than the Annuitant’s age 70 or 10 years after the Issue Date. For Qualified Certificates, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity settlement option with ten years guaranteed, unless you choose to have the proceeds paid under another option. (See “SETTLEMENT OPTIONS.”) This settlement option is available as either a fixed or variable settlement option. You must make a selection to receive payments on a fixed or variable basis before payments can commence. If you elect to receive a fixed or variable life contingent settlement option, then we will not assess a surrender charge. If you elect to receive fixed annuity payments under Option 2 (Income for a Fixed Period) or Option 4 (Income of a Fixed Amount), then we assess a surrender charge by adding the number of years for which payments will be made to the number of Certificate Years that your Certificate has been in force to determine what the charge will be. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

If you die before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at our Administrative Center at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than any date required by law.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Certificate Holders; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in good order.

If mandated under applicable law, we may be required to block a Certificate Holder’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your Certificate to government regulators.

Modification

You may modify your Certificate only if one of our officers agrees in writing to such modification. Upon notification to you, we may modify your Certificate if:

•	necessary to make your Certificate or the Account comply with any law or regulation issued by a governmental agency to which the Society is subject;

•	necessary to assure continued qualification of your Certificate under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Certificate in the event of most such modifications.

Reports to Certificate Holders

We will mail to you, at least annually, a report containing the Accumulated Value of your Certificate (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Society in writing at our Administrative Center if you have any questions regarding your Certificate.

Change of Address

We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Certificate Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of the Declared Interest Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Society’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Society’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Society’s general liabilities from business operations. To the extent that the Society is required to pay you amounts in addition to your Accumulated Value under any guarantees under the Certificate, including the death benefit, such amounts will come from the General Account. Thus, those guarantees are subject to the Society’s financial strength and claims paying ability and the risk that the Society may default on the guarantees. You should be aware that General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

If the Society’s reserves should be impaired, to the extent you have allocated or transferred amounts to the Declared Interest Option, you may be held responsible for a portion of the deficiency. If you do not satisfy such a deficiency, we will apply that amount as a debt against your Certificate and it will accrue interest at an annual rate of 5%, or you may consent to an equivalent reduction in member benefits.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined at the sole discretion of the Society. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Certificate is the rate in effect on your most recent Certificate Anniversary. This rate will remain unchanged until your next Certificate Anniversary (i.e., for your entire Certificate Year). During each Certificate Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Certificate Year.

Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Certificate Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years.

Certificate Year in Which	Charge as Percentage of
Withdrawal Occurs	Amount Withdrawn
1	8%

2	7

3	6

4	5

5	4

6	3

7	2

8	1

9 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Society; conversely, if the amount of such charges proves more than enough, the Society will retain the excess. In no event will the total surrender charges assessed under a Certificate exceed 9% of the total premiums paid under that Certificate.

If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge. In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value as of the most recent prior Certificate Anniversary through a single or multiple withdrawal(s) in a Certificate Year. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Certificate Year.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent settlement option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may surrender this Certificate without incurring a surrender charge after the first Certificate Year if the Annuitant is terminally ill (as defined in your Certificate), stays in a qualified nursing center for 90 consecutive days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Administrative Center in order to activate this waiver. This waiver is not available in all states.

Annual Administrative Charge

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Certificate. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•	on the Issue Date if your initial premium payment is $50,000 or greater, or

•	if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time.

We guarantee that the annual administrative charge will not exceed $45. We may realize a profit from this charge.

Transfer Processing Fee

We do not assess the transfer processing fees for the first twelve transfers during a Certificate Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Certificate Year.

We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Society for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Certificate were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Taxes

Currently, we do not charge for any federal, state or local taxes which may be incurred by the Society and be attributable to the Account or the Certificates. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Certificate ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CERTIFICATE—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Certificate must be surrendered for a lump sum payment to be made, or for a supplemental contract to be issued for the settlement option. The supplemental contract will show the rights and benefits of the payee(s) under the settlement option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1, 2 and 4 may not satisfy the minimum required distribution rules for Qualified Certificates. Please consult a tax advisor.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Deposit at Interest. The proceeds are left with the Society to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Period. The proceeds are paid in equal installments for a fixed number of years from one to 30 years.

Option 3—Life Income with Guaranteed Period. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years. The number of years may be 10 years, 20 years or the period required for the total payments to equal the proceeds applied.

Option 4—Income of a Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest at 3% per year are exhausted.

Option 5—Joint and Survivor Life Income. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Fixed settlement options 1, 2 and 4 may not, in all cases, satisfy the minimum required distribution rules for Qualified Certificates. Please consult your tax adviser.

Variable Settlement Options:

Option A—Life Income with Guaranteed Period. The proceeds are paid (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for 10 or 20 years.

Option B—Joint and Survivor Life Income. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Settlement Options:

The Society may make available alternate settlement options.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time before the Retirement Date. Upon an Annuitant’s death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of your Written Notice at our Administrative Center.

We have provided a brief description of the available settlement options above. The term “effective date” means the date as of which the proceeds are applied to a settlement option. The term “payee” means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. We calculate the amount of each fixed annuity payment based on:

•	the settlement option selected;

•	the payee’s age and sex;

•	the dollar amount of proceeds being applied to a settlement option, and

•	the applicable settlement option rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate, which may be changed by the Society.

We reserve the right to refuse the election of a settlement option, and to make a lump sum payment to the payee if:

(1)  the total proceeds would be less than $5,000;

(2)  the amount of each payment would be less than $50; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the settlement option rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. A payee may elect to withdraw any unpaid balance of proceeds under Options 1 or 4, or may elect to receive the commuted value of any remaining payments under Option 2. Options 3 and 5 have no withdrawal rights. Reserves and net single premiums for fixed settlement options involving life contingencies are based on the “Annuity 2000” individual annuity mortality table with interest at 3% per year.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the settlement option rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the settlement option selected;

•	the payee’s age and sex;

•	the dollar amount of proceeds being applied to a settlement option; and

•	the assumed interest rate used.

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the settlement option rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Settlement Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)	is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period;

(y)	is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1)	refuse the election of a settlement option if total proceeds are less than $5,000;

(2)	refuse to make payments of less than $50 each; or

(3)	refuse the election of a settlement option if the payee is an assignee, estate, trustee, partnership, corporation or association.

Variable Settlement Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Settlement Options—Surrenders. By Written Notice, a payee may make a full surrender of the remaining term certain payments in a variable settlement option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining term certain payments in a variable settlement option.

The commuted value is the present value of the remaining stream of term certain payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment. The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one- five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Certificate charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Certificate at the end of each period indicated).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Society may disclose cumulative total return for Certificates funded by Subaccounts.

Each Investment Option’s yield and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Morningstar Annuity

Research Center (“MARC”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by MARC compare only variable annuity issuers. The performance analyses prepared by Lipper and MARC each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, MARC prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice.

Introduction

This discussion is based on the Society’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Certificate may be purchased on a non-qualified basis (“Non-Qualified Certificate”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Certificate”). A Qualified Certificate is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Certificate or annuity payments, and on the economic benefit to the Certificate Holder, the Annuitant or the Beneficiary depends on the type of retirement plan, and the tax and employment status of the individual concerned. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Certificate with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Certificate in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Certificates are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Certificates are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Certificate

The Society believes that the Certificate will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Certificate, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Certificates to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Society believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Certificate Holder Control. In some circumstances, variable annuity Holders who retain excessive control over the investment of the underlying separate account used to support their Certificates may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the assets of the Account. We reserve the right to modify the Certificate to bring it into conformity with applicable standards should such modification be necessary to prevent a Certificate Holder from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Certificate to provide that:

•	if any Certificate Holder dies on or after the Retirement Date but before the interest in the Certificate has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Certificate Holder’s death; and

•	if any Certificate Holder dies prior to the Retirement Date, the interest in the Certificate will be distributed within five years after the date of the Certificate Holder’s death.

These requirements will be considered satisfied as to any portion of a Certificate Holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Certificate Holder’s death. A Certificate Holder’s designated Beneficiary is the person named by such Certificate Holder as a Beneficiary and to whom control of the Certificate passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Certificate Holder, the Certificate may be continued with the surviving spouse as the new Certificate Holder. Note: The right of a spouse to continue the Certificate, and all Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Certificate will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Non-Qualified Certificates contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Society intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Certificates.

Taxation of Annuities

The following discussion assumes that the Certificates will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Society believes that a Certificate Holder who is a natural person is not taxed on increases in the value of a Certificate until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Certificate, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Certificate Holder. A non-natural Certificate Holder of an annuity contract generally must include any increase in the excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Certificates will generally be treated as held by a natural person if:

•	the nominal Certificate Holder is a trust or other entity which holds the Certificate as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Certificate is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Certificate is issued in connection with certain Qualified Plans;

•	the Certificate is purchased by an employer upon the termination of certain Qualified Plans;

•	the Certificate is used in connection with a structured settlement agreement; or

•	the Certificate is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Certificate Holder that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Certificates owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Certificate which was not excluded from the individual’s gross income. For Certificates issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Certificates, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Certificate (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the certificate at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Certificate, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Certificate for another and the Certificate received is treated as a new Certificate for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Certificate Holders wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Certificate because of the death of the Certificate Holder. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Certificate, or

•	if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Certificate, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the Annuitant);

•	attributable to the taxpayer becoming disabled;

•	as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•	made under an annuity contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a Certificate issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Certificate. Certificate Holders should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any benefit under the Certificate.

Transfers, Assignments or Exchanges of a Certificate

Certain tax consequences may result upon:

•	a transfer of control of a Certificate,

•	a pledge of a Certificate as collateral for a loan,

•	the designation of a payee or other Beneficiary who is not also the Certificate Holder,

•	the selection of certain Retirement Dates, or

•	the exchange of a Certificate.

A Certificate Holder contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Certificate are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Certificate Holder’s tax status. The Certificate Holder generally can elect not to have withholding apply.

Eligible rollover distributions from Section 401(a) plans, Section 403(a) annuities and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if: (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA, or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Multiple Certificates

All non-qualified deferred annuity Certificates entered into after October 21, 1988 that are issued by the Society (or its affiliates) to the same Certificate Holder during any calendar year are treated as one annuity Certificate for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Certificates purchased by the same Certificate Holder. Accordingly, a Certificate Holder should consult a competent tax adviser before purchasing more than one annuity Certificate.

Taxation of Qualified Plans

The Certificates are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of qualified retirement plans. Certificate Holders, plan participants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate, but the Society shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Certificate, unless the Society consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Certificate administration procedures. Certificate Holders, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Certificates comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Annuitant’s (or plan participant’s) lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Certificate. The Society will amend the Certificate as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Certificates to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Certificate with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Certificate for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Annuitant’s gross income for the year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Certificate that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

•	attainment of age 59 1/2,

•	severance from employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Certificate was issued in connection with a qualified plan under Section 403(b) of the Code, we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Certificate, and transactions under the Certificate and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Certificate in connection with such plans should consult their tax adviser.

Restrictions under Qualified Certificates. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Certificates or under the terms of the plans in respect of which Qualified Certificates are issued.

Possible Charge for the Society’s Taxes

The Society currently makes no charge against the Accumulated Value for any Federal, state or local taxes that may be incurred by the Society and be attributable to the Subaccounts or the Certificates. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Society determines to be properly attributable to the Subaccounts or to the Certificates.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Certificates are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Certificate, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the present value of the payments to be received by the beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Certificate depend on the individual circumstances of each Certificate Holder or recipient of the distribution. You should consult your tax adviser for further information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at

35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distribution from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult a tax adviser for more information.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CERTIFICATES

We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. (“MWAFS”) for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

MWAFS receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 3% of the premiums paid under a Certificate during the first Certificate Year and 2% of the premiums paid in the second and subsequent Certificate Years.

MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

Proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

See “DISTRIBUTION OF THE CERTIFICATES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

Under the BrokerCheck Program, Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to MWA Financial Services, Inc. at 1701 1st Avenue, Rock Island, IL 61201 or by calling our toll-free number at 1-866-790-7092.

LEGAL PROCEEDINGS

The Society, like other insurers, is involved in lawsuits. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Society believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of MWA Financial Services, Inc. to perform its contract with the Society or the ability of the Society to meet its obligations under the Certificate.

VOTING RIGHTS

To the extent required by law, the Society will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Society determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Certificates) in proportion to the voting instructions received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Certificate Holders or contract owners determining the outcome of a vote.

ADMINISTRATIVE SERVICES AGREEMENT

The Certificates are currently administered by se2, inc. (“se2”), a Kansas corporation having its principal offices at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, pursuant to an administrative services agreement between the Society and se2. Se2 also maintains records of transactions relating to the Certificates and provides other services. Previously, the Certificates were administered by EquiTrust Life Insurance Company (“EquiTrust Life”), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative services agreement between the Society and EquiTrust Life. On or about April 17, 2011, EquiTrust Life discontinued providing administrative services for the Certificates.

VARIABLE PRODUCTS COMPLIANCE AGREEMENT

EquiTrust Life provides certain services related to the Certificates, including the preparation and filing with the SEC of the prospectus and statement of additional information for the Certificates as well as periodic reports and other required documents, pursuant to a variable products compliance services agreement between the Society and EquiTrust Life.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of the Society as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2010, and related financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2010, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2010 as disclosed in the financial statements, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm report, are contained in the Statement of Additional Information.

The Society’s statutory-basis financial statements should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-10429

APPENDIX A

Condensed Financial Information

The Account commenced operations on February 11, 2002; however, no premiums were received until May 29, 2002. The information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
American Century VP Mid Cap Value Fund(1)

2006	$10.000000	$11.368255	12,877.077605

2007	$11.368255	$10.951477	97,169.554089

2008	$10.951477	$8.170596	95,744.280891

2009	$8.170596	$10.471417	100,170.926259

2010	$10.471417	$12.314716	112,531.203560

American Century VP Ultra® Fund

2002	$10.000000	$8.080074	1,432.170044

2003	$8.080074	$9.953373	12,608.612713

2004	$9.953373	$10.864070	52,376.412864

2005	$10.864070	$10.946421	78,704.477602

2006	$10.946421	$10.441975	86,682.559276

2007	$10.441975	$12.462385	104,090.486943

2008	$12.462385	$7.190946	85,166.728966

2009	$7.190946	$9.537589	83,147.230003

2010	$9.537589	$10.917630	83,969.564207

American Century VP Vista Fund

2002	$10.000000	$7.997399	562.492864

2003	$7.997399	$11.218280	8,301.861227

2004	$11.218280	$12.791960	50,543.294970

2005	$12.791960	$13.643039	92,300.625846

2006	$13.643039	$14.668952	116,152.946673

2007	$14.668952	$20.223369	193,121.032446

2008	$20.223369	$10.245413	223,982.861212

2009	$10.245413	$12.374418	232,089.649909

2010	$12.374418	$15.117174	234,377.750448

Calvert VP Nasdaq-100 Index Portfolio(5)

2002	$10.000000	$7.876109	2,521.959865

2003	$7.876109	$11.546706	15,176.958951

2004	$11.546706	$12.535975	55,979.260053

2005	$12.535975	$12.523676	68,817.954170

2006	$12.523676	$13.175261	76,580.388249

2007	$13.175261	$15.397762	89,092.831596

2008	$15.397762	$8.821566	105,580.732210

2009	$8.821566	$13.356991	113,010.826276

2010	$13.356991	$15.754313	126,204.726648

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
Calvert VP Russell 2000 Small Cap Index Portfolio(6)

2002	$10.000000	$8.350662	194.418130

2003	$8.350662	$12.043671	12,318.883246

2004	$12.043671	$13.981085	63,687.382520

2005	$13.981085	$14.345433	111,660.578493

2006	$14.345433	$16.640716	148,254.619474

2007	$16.640716	$16.048419	232,369.729204

2008	$16.048419	$10.451631	231,172.374586

2009	$10.451631	$13.007941	233,190.766115

2010	$13.007941	$16.173845	243,537.568318

Calvert VP S&P MidCap 400 Index Portfolio(7)

2002	$10.000000	$8.686684	2,994.413149

2003	$8.686684	$11.544674	24,621.944240

2004	$11.544674	$13.180713	81,903.419410

2005	$13.180713	$14.555772	132,256.081149

2006	$14.555772	$15.752323	161,348.306813

2007	$15.752323	$16.681280	206,798.846555

2008	$16.681280	$10.424157	183,004.909283

2009	$10.424157	$14.020954	184,624.933091

2010	$14.020954	$17.419474	176,727.632217

Dreyfus Variable Insurance Fund Appreciation Portfolio—Initial Share Class

2002	$10.000000	$9.803606	1,499.821634

2003	$9.803606	$11.715230	12,817.195855

2004	$11.715230	$12.136062	36,838.892675

2005	$12.136062	$12.492742	51,509.789289

2006	$12.492742	$14.352097	71,191.669280

2007	$14.352097	$15.162856	86,729.549645

2008	$15.162856	$10.533705	79,259.147599

2009	$10.533705	$12.732036	74,031.764954

2010	$12.732036	$14.478320	77,184.591767

Dreyfus Variable Insurance Fund Growth and Income Portfolio—Initial Share Class

2002	$10.000000	$7.969859	541.145078

2003	$7.969859	$9.948979	10,363.770004

2004	$9.948979	$10.544159	43,960.436189

2005	$10.544159	$10.747526	52,627.326940

2006	$10.747526	$12.139300	64,361.077695

2007	$12.139300	$12.982296	72,250.523911

2008	$12.982296	$7.628056	79,195.568060

2009	$7.628056	$9.688417	85,359.631106

2010	$9.688417	$11.331499	86,117.473401

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
Dreyfus Variable Insurance Fund International Equity Portfolio—Initial Share Class

2002	$10.000000	$9.611194	76.199686

2003	$9.611194	$13.546328	2,360.274974

2004	$13.546328	$16.643860	17,299.312513

2005	$16.643860	$18.837288	70,611.234191

2006	$18.837288	$22.911770	132,473.542074

2007	$22.911770	$26.464506	205,833.787044

2008	$26.464506	$15.077953	209,799.915069

2009	$15.077953	$18.628177	211,181.671862

2010	$18.628177	$20.211577	213,868.612843

Dreyfus Variable Insurance Fund Opportunistic Small Cap Portfolio—Initial Share Class(4)

2002	$10.000000	$8.225948	1,649.170501

2003	$8.225948	$10.684611	16,259.664251

2004	$10.684611	$11.732890	91,970.864311

2005	$11.732890	$12.243130	165,699.488535

2006	$12.243130	$12.530975	249,830.479312

2007	$12.530975	$10.989485	261,067.916508

2008	$10.989485	$6.763292	253,202.019020

2009	$6.763292	$8.406533	273,175.019665

2010	$8.406533	$10.872516	284,243.767154

Dreyfus Socially Responsible Growth Fund—Service Share Class

2002	$10.000000	$9.806650	69.159190

2003	$9.806650	$12.161976	7,344.092072

2004	$12.161976	$12.706111	31,216.495978

2005	$12.706111	$12.951100	32,885.156184

2006	$12.951100	$13.917660	36,193.328201

2007	$13.917660	$14.753667	47,042.248700

2008	$14.753667	$9.517245	33,254.138916

2009	$9.517245	$12.525233	33,398.976242

2010	$12.525233	$14.147557	31,049.014000

EquiTrust Blue Chip Portfolio—Initial Class

2002	$10.000000	$9.880645	3,634.220169

2003	$9.880645	$12.248896	28,227.849463

2004	$12.248896	$12.812956	81,481.322917

2005	$12.812956	$12.925518	126,796.642972

2006	$12.925518	$14.970116	161,649.567248

2007	$14.970116	$15.720192	206,432.409514

2008	$15.720192	$10.802260	187,685.311451

2009	$10.802260	$12.565658	173,897.164401

2010	$12.565658	$13.788244	165,587.861382

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
EquiTrust High Grade Bond Portfolio—Initial Class

2002	$10.000000	$10.419313	2,813.963918

2003	$10.419313	$10.833854	18,647.932290

2004	$10.833854	$11.143408	88,379.950724

2005	$11.143408	$11.281699	158,057.191455

2006	$11.281699	$11.658604	224,954.549537

2007	$11.658604	$12.127794	274,956.257111

2008	$12.127794	$11.771525	289,149.893166

2009	$11.771525	$12.991604	295,631.036088

2010	$12.991604	$13.850965	319,852.706948

EquiTrust Managed Portfolio—Initial Class

2002	$10.000000	$9.809973	4,324.961142

2003	$9.809973	$11.874065	25,187.673443

2004	$11.874065	$12.714949	109,769.174437

2005	$12.714949	$13.108419	201,300.729002

2006	$13.108419	$14.479354	306,859.259509

2007	$14.479354	$15.116760	368,316.894893

2008	$15.116760	$11.935068	346,959.057160

2009	$11.935068	$13.938669	330,314.550113

2010	$13.938669	$15.815156	339,600.740296

EquiTrust Money Market Portfolio—Initial Class

2002	$10.000000	$9.982696	23,031.697350

2003	$9.982696	$9.896365	44,356.804932

2004	$9.896365	$9.831780	169,013.251387

2005	$9.831780	$9.939221	73,865.617697

2006	$9.939221	$10.236980	165,766.332998

2007	$10.236980	$10.571108	191,181.420310

2008	$10.571108	$10.623848	150,254.655741

2009	$10.623848	$10.489259	131,977.244532

2010	$10.489259	$10.357256	138,444.868713

EquiTrust Strategic Yield Portfolio—Initial Class

2002	$10.000000	$10.115219	1,946.659824

2003	$10.115219	$11.169994	16,869.520444

2004	$11.169994	$12.001156	106,707.768953

2005	$12.001156	$12.222654	248,009.955830

2006	$12.222654	$12.873518	369,610.618750

2007	$12.873518	$13.147107	457,845.313737

2008	$13.147107	$11.527880	389,710.371595

2009	$11.527880	$14.149580	379,702.388871

2010	$14.149580	$15.479373	397,255.495236

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
EquiTrust Value Growth Portfolio—Initial Class

2002	$10.000000	$8.808507	126.365337

2003	$8.808507	$11.355480	7,545.785136

2004	$11.355480	$12.490840	47,122.292095

2005	$12.490840	$13.109350	78,202.407298

2006	$13.109350	$14.490824	93,734.569025

2007	$14.490824	$15.042414	107,349.492540

2008	$15.042414	$10.337207	108,242.588181

2009	$10.337207	$12.902433	106,146.315211

2010	$12.902433	$14.550284	102,928.005035

Fidelity VIP Contrafund Portfolio—Initial Class

2002	$10.000000	$8.714751	1,318.955596

2003	$8.714751	$11.042009	26,816.474401

2004	$11.042009	$12.575659	126,140.718942

2005	$12.575659	$14.504431	274,766.438462

2006	$14.504431	$15.982463	498,834.353908

2007	$15.982463	$18.535146	781,875.146373

2008	$18.535146	$10.506553	835,980.893462

2009	$10.506553	$14.062540	832,015.833714

2010	$14.062540	$16.254565	857,140.185279

Fidelity VIP Freedom 2015 Portfolio—Initial Class(1)

2006	$10.000000	$10.620797	15,657.214992

2007	$10.620797	$11.451238	150,285.541693

2008	$11.451238	$8.239993	178,057.391953

2009	$8.239993	$10.181774	195,200.162786

2010	$10.181774	$11.355004	168,670.687567

Fidelity VIP Freedom 2020 Portfolio—Initial Class(1)

2006	$10.000000	$11.027691	13,793.365179

2007	$11.027691	$11.988301	150,919.468551

2008	$11.988301	$7.967240	283,470.464981

2009	$7.967240	$10.134649	318,383.599115

2010	$10.134649	$11.442507	323,390.703221

Fidelity VIP Freedom 2025 Portfolio—Initial Class(1)

2006	$10.000000	$11.073235	13,474.471892

2007	$11.073235	$12.067301	106,871.521446

2008	$12.067301	$7.833920	180,275.814054

2009	$7.833920	$10.048237	194,967.603347

2010	$10.048237	$11.473325	199,939.263074

Fidelity VIP Freedom 2030 Portfolio—Initial Class(1)

2006	$10.000000	$11.094736	21,493.425513

2007	$11.094736	$12.185515	144,397.844660

2008	$12.185515	$7.444505	214,066.203846

2009	$7.444505	$9.666999	247,982.458109

2010	$9.666999	$11.066047	297,399.767520

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
Fidelity VIP Growth Portfolio—Initial Class

2002	$10.000000	$10.046779	1,115.963648

2003	$10.046779	$13.163685	14,299.992290

2004	$13.163685	$13.420071	70,113.845906

2005	$13.420071	$14.003084	102,206.548406

2006	$14.003084	$14.757172	113,209.924176

2007	$14.757172	$18.479023	132,250.341298

2008	$18.479023	$9.626091	152,229.833827

2009	$9.626091	$12.179330	160,279.288989

2010	$12.179330	$14.913700	157,908.406955

Fidelity VIP Fidelity Growth & Income Portfolio—Initial Class

2002	$10.000000	$8.916156	255.962312

2003	$8.916156	$10.884120	14,872.685428

2004	$10.884120	$11.355816	48,551.076096

2005	$11.355816	$12.054956	93,747.393481

2006	$12.054956	$13.456806	164,819.927812

2007	$13.456806	$14.879872	191,870.887078

2008	$14.879872	$8.553807	207,578.317679

2009	$8.553807	$10.730983	211,716.340117

2010	$10.730983	$12.155125	212,388.522890

Fidelity VIP High Income Portfolio—Service Class 2

2002	$10.000000	$10.856262	1,857.226747

2003	$10.856262	$13.572487	14,111.573924

2004	$13.572487	$14.641233	66,304.806094

2005	$14.641233	$14.773658	101,833.230580

2006	$14.773658	$16.177540	155,514.756010

2007	$16.177540	$16.358549	220,135.053176

2008	$16.358549	$12.074626	214,926.176462

2009	$12.074626	$17.087001	225,070.523936

2010	$17.087001	$19.156277	224,444.902459

Fidelity VIP Index 500 Portfolio—Initial Class

2002	$10.000000	$8.199955	2,654.315795

2003	$8.199955	$10.384756	46,052.901012

2004	$10.384756	$11.328603	190,044.770260

2005	$11.328603	$11.711705	327,205.272092

2006	$11.711705	$13.368447	447,668.750441

2007	$13.368447	$13.900293	728,700.184190

2008	$13.900293	$8.635622	652,918.020735

2009	$8.635622	$10.782641	626,688.400039

2010	$10.782641	$12.230035	626,019.309395

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
Fidelity VIP MidCap Portfolio—Service Class 2

2002	$10.000000	$8.469266	546.735719

2003	$8.469266	$11.549156	10,431.884527

2004	$11.549156	$14.199558	90,946.608170

2005	$14.199558	$16.528812	219,929.500799

2006	$16.528812	$18.325682	374,642.471244

2007	$18.325682	$20.845194	486,265.047107

2008	$20.845194	$12.414260	498,508.951354

2009	$12.414260	$17.111469	495,012.243782

2010	$17.111469	$21.696355	539,126.296948

Fidelity VIP Overseas Portfolio—Initial Class

2002	$10.000000	$9.429449	1,670.232197

2003	$9.429449	$13.333160	11,495.335671

2004	$13.333160	$14.942491	61,324.032818

2005	$14.942491	$17.544723	101,497.073561

2006	$17.544723	$20.434914	195,070.954838

2007	$20.434914	$23.643925	289,914.972043

2008	$23.643925	$13.101320	313,784.959635

2009	$13.101320	$16.349235	321,276.052167

2010	$16.349235	$18.235322	325,457.194287

Fidelity VIP Real Estate Portfolio—Initial Class(2)

2007	$10.000000	$7.951672	8,334.041835

2008	$7.951672	$4.715257	20,955.694023

2009	$4.715257	$6.403633	38,168.687393

2010	$6.403633	$8.236732	121,259.049201

JP Morgan Insurance Trust Mid-Cap Value Portfolio—Class 1

2002	$10.000000	$9.494036	3,478.521823

2003	$9.494036	$12.138470	17,535.965665

2004	$12.138470	$14.493233	72,849.578914

2005	$14.493233	$15.611327	159,823.868590

2006	$15.611327	$17.991027	197,060.474078

2007	$17.991027	$18.176677	276,826.982645

2008	$18.176677	$11.972551	258,204.461636

2009	$11.972551	$14.957638	238,505.350315

2010	$14.957638	$18.210315	221,298.558916

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
JP Morgan Insurance Trust Small Cap Core Portfolio(3)— Class 1

2002	$10.000000	$10.102637	1,402.208094

2003	$10.102637	$13.549906	5,893.477705

2004	$13.549906	$16.995467	34,483.935533

2005	$16.995467	$17.334607	98,952.076493

2006	$17.334607	$19.664173	147,466.633997

2007	$19.664173	$18.291126	213,938.426304

2008	$18.291126	$12.269005	201,360.518707

2009	$12.269005	$14.831090	201,314.352414

2010	$14.831090	$18.593168	201,270.393235

T. Rowe Price Equity Income Portfolio

2002	$10.000000	$8.429752	2,430.173409

2003	$8.429752	$10.434123	23,409.600942

2004	$10.434123	$11.825779	107,847.158530

2005	$11.825779	$12.120456	283,227.787959

2006	$12.120456	$14.222647	426,349.314901

2007	$14.222647	$14.483217	664,956.292002

2008	$14.483217	$9.124751	664,174.305720

2009	$9.124751	$11.302802	620,292.077412

2010	$11.302802	$12.819729	598,065.053073

T. Rowe Price Mid Cap Growth Portfolio

2002	$10.000000	$10.351865	978.347409

2003	$10.351865	$14.130351	14,499.096759

2004	$14.130351	$16.492683	37,586.899400

2005	$16.492683	$18.664205	38,712.813992

2006	$18.664205	$19.630574	33,638.782250

2007	$19.630574	$22.751443	28,478.095644

2008	$22.751443	$13.515338	29,358.510885

2009	$13.515338	$19.415043	29,072.534040

2010	$19.415043	$24.529819	35,331.887554

T. Rowe Price New America Growth Portfolio

2002	$10.000000	$9.524799	1,268.881426

2003	$9.524799	$12.692306	6,362.193878

2004	$12.692306	$13.879907	35,759.291862

2005	$13.879907	$14.301471	51,052.784927

2006	$14.301471	$15.139575	61,000.254924

2007	$15.139575	$16.987686	95,090.890969

2008	$16.987686	$10.345053	112,250.336388

2009	$10.345053	$15.281237	119,236.593226

2010	$15.281237	$18.030210	148,765.462886

	Accumulation	Accumulation
	Unit Value at	Unit Value at	Number of Units at
Subaccount	Beginning of Year	End of Year	End of Year
T. Rowe Price Personal Strategy Balanced Portfolio

2002	$10.000000	$9.075692	2,547.184241

2003	$9.075692	$11.171343	29,922.170293

2004	$11.171343	$12.427721	138,446.387936

2005	$12.427721	$13.044859	277,883.522266

2006	$13.044859	$14.391315	426,129.644582

2007	$14.391315	$15.272518	624,082.146433

2008	$15.272518	$10.559950	659,941.225665

2009	$10.559950	$13.760611	651,899.103046

2010	$13.760611	$15.430574	663,652.599667

T. Rowe Price International Stock Portfolio

2002	$10.000000	$8.086486	608.605548

2003	$8.086486	$10.409563	5,589.253600

2004	$10.409563	$11.679946	20,903.743703

2005	$11.679946	$13.367049	38,908.660134

2006	$13.367049	$15.702832	65,422.108573

2007	$15.702832	$17.506004	109,652.173258

2008	$17.506004	$8.854456	112,719.183236

2009	$8.854456	$13.308931	127,844.965819

2010	$13.308931	$15.021083	175,843.956083

(1)	Available May 1, 2006.

(2)	Available May 1, 2007.

(3)	The Accumulation Unit Value information for the periods noted is based upon the subaccount’s investment in the Small Company Portfolio prior to the date of the merger of the Small Company Portfolio with Small Cap Core Portfolio, which merger occurred on or about April 25, 2009.

(4)	The Accumulation Unit Value information is based upon the subaccount’s investment in the Dreyfus VIF* Developing Leaders Portfolio prior to the date of the name change of the Dreyfus VIF* Developing Leaders Portfolio to Dreyfus VIF* Opportunistic Small Cap Portfolio, which occurred on or about April 19, 2010.

(5)	The Accumulation Unit Value information is based on the subaccount’s investment in the Summit Nasdaq-100® Index Portfolio prior to the date of the name change of the Summit Nasdaq-100® Index Portfolio to Calvert VP Nasdaq-100® Index Portfolio, which occurred on or about April 30, 2010.

(6)	The Accumulation Unit Value information is based on the subaccount’s investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(7)	The Accumulation Unit Value information is based on the subaccount’s investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental contract issued in consideration of proceeds from a Non-Qualified Certificate. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental contract issued for proceeds from a hypothetical Certificate.

What the Chart Illustrates. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental contract issued in consideration of proceeds from a hypothetical Non-Qualified Certificate assuming a different hypothetical rate of return for a single Subaccount supporting the supplemental contract. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.08%, 6.15%, 9.08% and 12.00%. Net of all expenses, these constant returns are: -2.15%, 0.93%, 4.00%, 6.93% and 9.85%. The first variable annuity payment for each year reflects the 4% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.75% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental contracts and hypothetical investment results and are not projections or indications of future results. The Society does not guarantee or even suggest that any Subaccount, Certificate or supplemental contract issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental contract issued in connection with an actual Certificate will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Certificate Holder are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled “SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Contract and Certificate are Based. The chart reflects a hypothetical supplemental contract and Certificate. These, in turn, are based on the following assumptions:

•	The hypothetical Certificate is a Non-Qualified Certificate

•	The supplemental contract is issued in consideration of proceeds from the hypothetical Certificate

•	The proceeds applied under the supplemental contract represent the entire Net Accumulated Value of the Certificate and are allocated to a single Subaccount

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.08%, 6.15%, 9.08% and 12.00%

•	Assumed interest rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•	The proceeds applied to the purchase of annuity units as of the effective date of the supplemental contract under the annuity settlement option selected result in an initial variable annuity payment of $1,000

For a discussion of how a Certificate Holder or payee may elect to receive monthly, quarterly, semiannual or annual variable annuity payments, see “SETTLEMENT OPTIONS.”

Assumed Interest Rate. Among the most important factors that determine the amount of each variable annuity payment is the assumed interest rate. Under supplemental contracts available as of the date of this Prospectus, the assumed interest rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed interest rate, and will decrease if the annualized net rate of return over the same period is less than the assumed interest rate. (The assumed interest rate is an important component of the annuity unit value. For a detailed discussion of the assumed interest rate and annuity unit value, see “SETTLEMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental contract has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual supplemental contract will depend upon:

•	the amount of proceeds applied

•	the annuity settlement option selected

•	the settlement option rates in the supplemental contract on the effective date

•	the assumed interest rate under the supplemental contract on the effective date

•	the age of the payee

•	in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental contract, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual supplemental contract by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the supplemental contract for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “SETTLEMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net assumed interest rate.

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract	0.00% Gross	3.08% Gross	6.15% Gross	9.08% Gross	12.00% Gross
Year	−2.15% Net	0.93% Net	4.00% Net	6.93% Net	9.85% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	970	1,000	1,028	1,056
3	885	942	1,000	1,057	1,116
4	833	914	1,000	1,087	1,178
5	784	887	1,000	1,118	1,245
6	737	861	1,000	1,149	1,315
7	694	835	1,000	1,181	1,389
8	653	811	1,000	1,215	1,467
9	614	787	1,000	1,249	1,549
10	578	764	1,000	1,284	1,636
11	544	741	1,000	1,320	1,728
12	511	719	1,000	1,357	1,826
13	481	698	1,000	1,396	1,928
14	453	677	1,000	1,435	2,037
15	426	657	1,000	1,475	2,151
16	401	638	1,000	1,517	2,272
17	377	619	1,000	1,560	2,400
18	355	601	1,000	1,604	2,535
19	334	583	1,000	1,649	2,678
20	314	566	1,000	1,695	2,829
21	295	549	1,000	1,743	2,988
22	278	533	1,000	1,792	3,156
23	262	517	1,000	1,843	3,333
24	246	502	1,000	1,895	3,521
25	232	487	1,000	1,948	3,719

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

(This page has been left blank intentionally.)

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Society at our Administrative Center address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

Tear at perforation

STATEMENT OF ADDITIONAL INFORMATION

MODERN WOODMEN OF AMERICA

Variable Product Administrative Center:
PO Box 2005
Rock Island, Illinois 61201
1-800-447-9811

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity certificate (the “Certificate”) offered by Modern Woodmen of America (the “Society”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling our Administrative Center at the address or phone number shown above.

May 1, 2011

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

ADDITIONAL CERTIFICATE PROVISIONS

The Certificate

The Certificate includes the basic Certificate, the application, any endorsement or additional benefit riders, all other attached papers and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Certificate unless it is contained in the application.

Incontestability

We will not contest the Certificate from its Issue Date.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC, or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Certificate with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account, and

•	charges and deductions imposed under the Certificate attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•	the annual administrative charge and

•	the mortality and expense risk charge.

For purposes of calculating current yields for a Certificate, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Certificate

1

Year. Current yields and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS − ES)/UV) × (365/7)
Where:
NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.
ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS − ES)/UV))365/7 − 1

Where:
NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.
ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Investment Option due to the charges and deductions imposed under the Certificate.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Certificate for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

The yield is calculated according to the SEC prescribed formula set forth below:

Yield	=	2 × ((((NI − ES)/(U × UV)) + 1) [6] − 1)

Where:
NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.
ES	=	expenses of the Subaccount for the 30-day or one-month period.
U	=	the average daily number of accumulation units outstanding during the period.
UV	=	the unit value at the close of the last day in the 30-day or one-month period.

2

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Certificate.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten- year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Certificate charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Certificate value is used. The calculation also assumes surrender of the Certificate at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N − 1

Where:
TR	=	the average annual total return net of subaccount recurring charges.
ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

Investment Option Performance.  Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

3

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) −1

Where:
CTR	=	The cumulative total return net of Subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all certificates in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CERTIFICATES

MWA Financial Services, Inc. (“MWAFS”) is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Account.

MWAFS will sell the Certificate through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated.

		Aggregate Amount
	Aggregate Amount of	of Commissions Retained by
	Commissions Paid	MWAFS After Payments to its
Fiscal year	to MWAFS*	Registered Representatives
2010	$1,392,246	$132,100

2009	$907,138	$89,729

2008	$1,489,607	$96,984

* Includes sales compensation paid to sales representatives of MWAFS.

4

MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

ADMINISTRATIVE SERVICES AGREEMENT

EquiTrust Life Insurance Company (“EquiTrust Life”) and the Society were parties to an administrative services agreement pursuant to which EquiTrust Life agreed to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during the fiscal years ended December 31, 2010, 2009, and 2008 EquiTrust Life billed the Society $1,151,880, $1,072,721, and $1,098,327 respectively. On or about April 17, 2011, EquiTrust Life discontinued providing administrative services under the administrative services agreement. Beginning on that date, se2, inc. (“se2”) commenced providing certain administrative services for the Society pursuant to an administrative services agreement between the Society and se2.

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Certificates, including the validity of the Certificates and the Society’s authority to issue the Certificates, have been passed upon by Darcy G. Callas, Esquire, General Counsel and Director of the Society. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Society’s statutory-basis balance sheets as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2010, and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2010, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2010 as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been

5

included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Society’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
Modern Woodmen of America Variable Annuity Account
We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Modern Woodmen of America Variable Annuity Account (the Account), a separate account comprised of the subaccounts listed in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Modern Woodmen of America Variable Annuity Account at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 29, 2011

1

Modern Woodmen of America Variable Annuity Account
Statements of Assets and Liabilities
December 31, 2010

	American Century						Dreyfus Variable
	Variable Portfolios, Inc.*			Calvert Variable Products, Inc.*(1)			Investment Fund*
	American				Russell 2000			Dreyfus
	Century Mid			NASDAQ 100	Small Cap	S&P MidCap		Growth &
	Cap Value	Ultra	Vista	Index	Index	400 Index	Appreciation	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in shares of mutual funds, at market	$1,385,790	$916,749	$3,543,129	$1,988,269	$3,938,939	$3,078,502	$1,117,503	$975,840
Receivable from Modern Woodmen of America	—	—	—	—	—	—	—	—
Receivable for investments sold	1,583	1,059	4,159	1,710	4,053	3,158	1,258	1,135

Total assets	1,387,373	917,808	3,547,288	1,989,979	3,942,992	3,081,660	1,118,761	976,975

Liabilities
Payable to Modern Woodmen of America	1,583	1,059	4,159	1,710	4,053	3,158	1,258	1,135
Payable for investments purchased	—	—	—	—	—	—	—	—

Total liabilities	1,583	1,059	4,159	1,710	4,053	3,158	1,258	1,135

Net assets	$1,385,790	$916,749	$3,543,129	$1,988,269	$3,938,939	$3,078,502	$1,117,503	$975,840

Net assets
Accumulation units	$1,385,790	$916,749	$3,543,129	$1,988,269	$3,938,939	$3,078,502	$1,117,503	$975,840
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$1,385,790	$916,749	$3,543,129	$1,988,269	$3,938,939	$3,078,502	$1,117,503	$975,840

Investments in shares of mutual funds, at cost	$1,231,809	$915,012	$3,701,953	$1,600,415	$3,882,312	$2,825,573	$1,132,638	$978,904
Shares of mutual funds owned	98,004.94	97,734.40	216,837.78	65,274.74	62,542.69	45,013.93	31,532.26	49,384.62

Accumulation units outstanding	112,531.20	83,969.56	234,377.75	126,204.73	243,537.57	176,727.63	77,184.59	86,117.47
Accumulation unit value	$12.31	$10.92	$15.12	$15.75	$16.17	$17.42	$14.48	$11.33

Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

2

Modern Woodmen of America Variable Annuity Account
Statements of Assets and Liabilities (continued)
December 31, 2010

			Dreyfus
			Socially
			Responsible
			Growth
	Dreyfus Variable		Fund, Inc.*
	Investment Fund*		Socially	EquiTrust Variable Insurance Series Fund*
	International	Opportunistic	Responsible		High Grade
	Equity	Small Cap	Growth	Blue Chip	Bond	Managed	Money Market	Strategic Yield
	Subaccount	Subaccount (1)	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in shares of mutual funds, at market	$4,322,622	$3,090,445	$439,268	$2,283,166	$4,430,269	$5,370,839	$1,433,909	$6,149,266
Receivable from Modern Woodmen of America	—	—	—	—	—	—	—	—
Receivable for investments sold	4,826	3,390	514	362	1,025	3,982	9,555	6,884

Total assets	4,327,448	3,093,835	439,782	2,283,528	4,431,294	5,374,821	1,443,464	6,156,150

Liabilities
Payable to Modern Woodmen of America	4,826	3,390	514	362	1,025	3,982	9,555	6,884
Payable for investments purchased	—	—	—	—	—	—	—	—

Total liabilities	4,826	3,390	514	362	1,025	3,982	9,555	6,884

Net assets	$4,322,622	$3,090,445	$439,268	$2,283,166	$4,430,269	$5,370,839	$1,433,909	$6,149,266

Net assets
Accumulation units	$4,322,622	$3,090,445	$439,268	$2,283,166	$4,430,269	$5,370,839	$1,433,909	$6,149,266
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$4,322,622	$3,090,445	$439,268	$2,283,166	$4,430,269	$5,370,839	$1,433,909	$6,149,266

Investments in shares of mutual funds, at cost	$4,714,333	$3,006,554	$403,438	$2,356,167	$4,252,772	$5,111,738	$1,433,909	$5,924,408
Shares of mutual funds owned	262,933.21	101,027.95	14,785.18	63,990.08	423,139.33	351,724.86	1,433,908.91	672,786.20

Accumulation units outstanding	213,868.61	284,243.77	31,049.01	165,587.86	319,852.71	339,600.74	138,444.87	397,255.50
Accumulation unit value	$20.21	$10.87	$14.15	$13.79	$13.85	$15.82	$10.36	$15.48

Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

(1)	Formerly known as Developing Leaders Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

3

Modern Woodmen of America Variable Annuity Account
Statements of Assets and Liabilities (continued)
December 31, 2010

	EquiTrust
	Variable	Fidelity® Variable Insurance Products Funds*
	Insurance							Fidelity
	Series Fund*		Freedom	Freedom	Freedom	Freedom		Growth &
	Value Growth	Contrafund	2015	2020	2025	2030	Growth	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in shares of mutual funds, at market	$1,497,632	$13,932,441	$1,915,256	$3,700,400	$2,293,968	$3,291,040	$2,354,999	$2,581,609
Receivable from Modern Woodmen of America	—	1,541	—	—	—	6,665	—	—
Receivable for investments sold	1,729	—	1,397	4,254	1,729	—	764	2,012

Total assets	1,499,361	13,933,982	1,916,653	3,704,654	2,295,697	3,297,705	2,355,763	2,583,621

Liabilities
Payable to Modern Woodmen of America	1,729	—	1,397	4,254	1,729	—	764	2,012
Payable for investments purchased	—	1,541	—	—	—	6,665	—	—

Total liabilities	1,729	1,541	1,397	4,254	1,729	6,665	764	2,012

Net assets	$1,497,632	$13,932,441	$1,915,256	$3,700,400	$2,293,968	$3,291,040	$2,354,999	$2,581,609

Net assets
Accumulation units	$1,497,632	$13,932,441	$1,915,256	$3,700,400	$2,251,841	$3,291,040	$2,354,999	$2,581,609
Contracts in annuitization period	—	—	—	—	42,127	—	—	—

Total net assets	$1,497,632	$13,932,441	$1,915,256	$3,700,400	$2,293,968	$3,291,040	$2,354,999	$2,581,609

Investments in shares of mutual funds, at cost	$1,437,827	$15,171,055	$1,816,072	$3,597,447	$2,160,606	$3,095,896	$2,266,958	$2,810,470
Shares of mutual funds owned	109,716.61	583,435.54	178,995.92	349,424.01	218,681.43	322,334.94	63,494.17	204,402.94

Accumulation units outstanding	102,928.01	857,140.19	168,670.69	323,390.70	196,267.55	297,399.77	157,908.41	212,388.52
Accumulation unit value	$14.55	$16.25	$11.36	$11.44	$11.47	$11.07	$14.91	$12.16

Annuitized units outstanding	—	—	—	—	3,671.71	—	—	—
Annuitized unit value	$—	$—	$—	$—	$11.47	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

4

Modern Woodmen of America Variable Annuity Account
Statements of Assets and Liabilities (continued)
December 31, 2010

						J.P. Morgan		T. Rowe
	Fidelity® Variable Insurance Products Funds*					Insurance Trust*		Price Equity
					Fidelity Real	Mid-Cap	Small Cap	Series, Inc.*
	High Income	Index 500	Mid-Cap	Overseas	Estate	Value	Core	Equity Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in shares of mutual funds, at market	$4,299,529	$7,656,238	$11,697,075	$5,934,817	$998,778	$4,029,916	$3,742,254	$7,667,032
Receivable from Modern Woodmen of America	—	—	5,325	—	—	—	—	—
Receivable for investments sold	3,821	9,233	—	1,308	1,049	3,945	145	7,732

Total assets	4,303,350	7,665,471	11,702,400	5,936,125	999,827	4,033,861	3,742,399	7,674,764

Liabilities
Payable to Modern Woodmen of America	3,821	9,233	—	1,308	1,049	3,945	145	7,732
Payable for investments purchased	—	—	5,325	—	—	—	—	—

Total liabilities	3,821	9,233	5,325	1,308	1,049	3,945	145	7,732

Net assets	$4,299,529	$7,656,238	$11,697,075	$5,934,817	$998,778	$4,029,916	$3,742,254	$7,667,032

Net assets
Accumulation units	$4,299,529	$7,656,238	$11,697,075	$5,934,817	$998,778	$4,029,916	$3,742,254	$7,667,032
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$4,299,529	$7,656,238	$11,697,075	$5,934,817	$998,778	$4,029,916	$3,742,254	$7,667,032

Investments in shares of mutual funds, at cost	$4,289,410	$8,429,873	$10,603,337	$6,708,846	$834,523	$4,058,431	$3,691,656	$8,509,326
Shares of mutual funds owned	788,904.35	57,830.94	364,054.63	353,894.85	71,036.86	592,634.77	250,318.01	384,891.16

Accumulation units outstanding	224,444.90	626,019.31	539,126.30	325,457.19	121,259.05	221,298.56	201,270.39	598,065.05
Accumulation unit value	$19.16	$12.23	$21.70	$18.24	$8.24	$18.21	$18.59	$12.82

Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

5

Modern Woodmen of America Variable Annuity Account
Statements of Assets and Liabilities (continued)
December 31, 2010

				T. Rowe Price
	T. Rowe Price Equity Series, Inc.*			International
			Personal	Series, Inc.*
	Mid-Cap	New America	Strategy	International
	Growth	Growth	Balanced	Stock
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in shares of mutual funds, at market	$866,685	$2,682,273	$10,240,540	$2,641,367
Receivable from Modern Woodmen of America	—	3,385	—	—
Receivable for investments sold	936	—	6,672	1,509

Total assets	867,621	2,685,658	10,247,212	2,642,876

Liabilities
Payable to Modern Woodmen of America	936	—	6,672	1,509
Payable for investments purchased	—	3,385	—	—

Total liabilities	936	3,385	6,672	1,509

Net assets	$866,685	$2,682,273	$10,240,540	$2,641,367

Net assets
Accumulation units	$866,685	$2,682,273	$10,240,540	$2,641,367
Contracts in annuitization period	—	—	—	—

Total net assets	$866,685	$2,682,273	$10,240,540	$2,641,367

Investments in shares of mutual funds, at cost	$794,551	$2,405,615	$10,094,958	$2,567,769
Shares of mutual funds owned	35,245.42	119,958.52	561,433.14	190,300.20

Accumulation units outstanding	35,331.89	148,765.46	663,652.60	175,843.96
Accumulation unit value	$24.53	$18.03	$15.43	$15.02

Annuitized units outstanding	—	—	—	—
Annuitized unit value	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

6

Modern Woodmen of America Variable Annuity Account
Statements of Operations
Year Ended December 31, 2010

	American Century						Dreyfus Variable
	Variable Portfolios, Inc.*			Calvert Variable Products, Inc.* (1)			Investment Fund*
	American				Russell 2000			Dreyfus
	Century Mid			NASDAQ 100	Small Cap	S&P MidCap		Growth &
	Cap Value	Ultra	Vista	Index	Index	400 Index	Appreciation	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$27,920	$4,182	$—	$3,521	$18,881	$21,342	$20,440	$10,577
Expenses:
Mortality and expense risk	(16,868)	(11,259)	(42,643)	(24,634)	(45,679)	(38,628)	(13,286)	(12,084)

Net investment income (loss)	11,052	(7,077)	(42,643)	(21,113)	(26,798)	(17,286)	7,154	(1,507)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(23,964)	(35,695)	(44,755)	34,999	(85,100)	(59,676)	(27,248)	(31,827)
Realized gain distributions	—	—	—	—	—	—	—	—

Total realized gain (loss) on investments	(23,964)	(35,695)	(44,755)	34,999	(85,100)	(59,676)	(27,248)	(31,827)

Change in unrealized appreciation (depreciation) of investments	221,779	159,943	725,061	288,974	856,814	690,224	150,371	172,698

Net increase (decrease) in net assets from operations	$208,867	$117,171	$637,663	$302,860	$744,916	$613,262	$130,277	$139,364

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

7

Modern Woodmen of America Variable Annuity Account
Statements of Operations (continued)
Year Ended December 31, 2010

			Dreyfus
			Socially
			Responsible
			Growth
	Dreyfus Variable		Fund, Inc.*
	Investment Fund*		Socially	EquiTrust Variable Insurance Series Fund*
	International	Opportunistic	Responsible		High Grade
	Equity	Small Cap	Growth	Blue Chip	Bond	Managed	Money Market	Strategic Yield
	Subaccount	Subaccount (1)	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$67,108	$18,359	$2,914	$50,078	$163,274	$115,645	$1,710	$323,827
Expenses:
Mortality and expense risk	(55,178)	(34,994)	(5,918)	(30,402)	(58,180)	(67,895)	(19,514)	(80,837)

Net investment income (loss)	11,930	(16,635)	(3,004)	19,676	105,094	47,750	(17,804)	242,990

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(100,855)	(189,393)	(1,805)	(27,541)	26,656	(34,816)	—	6,648
Realized gain distributions	—	—	—	—	—	—	—	—

Total realized gain (loss) on investments	(100,855)	(189,393)	(1,805)	(27,541)	26,656	(34,816)	—	6,648

Change in unrealized appreciation (depreciation) of investments	425,398	899,975	53,820	212,280	125,921	620,983	—	259,626

Net increase (decrease) in net assets from operations	$336,473	$693,947	$49,011	$204,415	$257,671	$633,917	$(17,804)	$509,264

(1)	Formerly known as Developing Leaders Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

8

Modern Woodmen of America Variable Annuity Account
Statements of Operations (continued)
Year Ended December 31, 2010

	EquiTrust
	Variable	Fidelity® Variable Insurance Products Funds*
	Insurance							Fidelity
	Series Fund*		Freedom	Freedom	Freedom	Freedom		Growth &
	Value Growth	Contrafund	2015	2020	2025	2030	Growth	Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$18,363	$157,764	$39,481	$75,175	$45,695	$61,858	$5,803	$17,046
Expenses:
Mortality and expense risk	(19,311)	(170,524)	(27,631)	(46,986)	(29,632)	(39,697)	(28,154)	(32,333)

Net investment income (loss)	(948)	(12,760)	11,850	28,189	16,063	22,161	(22,351)	(15,287)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(30,581)	(554,959)	(140,795)	(173,607)	(133,882)	(158,475)	(12,214)	(100,199)
Realized gain distributions	—	5,753	23,286	26,992	12,956	21,676	6,999	—

Total realized gain (loss) on investments	(30,581)	(549,206)	(117,509)	(146,615)	(120,926)	(136,799)	(5,215)	(100,199)

Change in unrealized appreciation (depreciation) of investments	202,251	2,407,693	315,804	542,351	389,002	527,854	457,389	416,870

Net increase (decrease) in net assets from operations	$170,722	$1,845,727	$210,145	$423,925	$284,139	$413,216	$429,823	$301,384

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

9

Modern Woodmen of America Variable Annuity Account
Statements of Operations (continued)
Year Ended December 31, 2010

						J.P. Morgan		T. Rowe
	Fidelity® Variable Insurance Products Funds*					Insurance Trust*		Price Equity
					Fidelity Real	Mid-Cap	Small Cap	Series, Inc.*
	High Income	Index 500	Mid-Cap	Overseas	Estate	Value	Core	Equity Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$317,019	$138,259	$12,668	$76,760	$10,912	$45,125	$—	$136,470
Expenses:
Mortality and expense risk	(56,079)	(97,148)	(136,104)	(73,273)	(7,051)	(51,611)	(44,782)	(99,522)

Net investment income (loss)	260,940	41,111	(123,436)	3,487	3,861	(6,486)	(44,782)	36,948

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(117,007)	(156,860)	(163,422)	(314,344)	6,276	(86,954)	(104,022)	(241,024)
Realized gain distributions	—	127,641	31,971	10,467	—	—	—	—

Total realized gain (loss) on investments	(117,007)	(29,219)	(131,451)	(303,877)	6,276	(86,954)	(104,022)	(241,024)

Change in unrealized appreciation (depreciation) of investments	312,083	893,013	2,660,600	914,625	115,482	835,329	911,426	1,117,088

Net increase (decrease) in net assets from operations	$456,016	$904,905	$2,405,713	$614,235	$125,619	$741,889	$762,622	$913,012

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

10

Modern Woodmen of America Variable Annuity Account
Statements of Operations (continued)
Year Ended December 31, 2010

				T. Rowe Price
	T. Rowe Price Equity Series, Inc.*			International
			Personal	Series, Inc.*
	Mid-Cap	New America	Strategy	International
	Growth	Growth	Balanced	Stock
	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$—	$4,512	$224,509	$22,005
Expenses:
Mortality and expense risk	(8,608)	(29,581)	(131,797)	(29,283)

Net investment income (loss)	(8,608)	(25,069)	92,712	(7,278)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,132)	(27,555)	(116,567)	(151,342)
Realized gain distributions	39,987	51,893	—	7,335

Total realized gain (loss) on investments	37,855	24,338	(116,567)	(144,007)

Change in unrealized appreciation (depreciation) of investments	130,243	381,238	1,139,415	415,841

Net increase (decrease) in net assets from operations	$159,490	$380,507	$1,115,560	$264,556

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

11

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets

							Calvert Variable
	American Century Variable Portfolios, Inc.*						Products, Inc.*(1)
	American Century Mid Cap						NASDAQ 100 Index
	Value Subaccount		Ultra Subaccount		Vista Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$11,052	$19,252	$(7,077)	$(7,346)	$(42,643)	$(34,469)	$(21,113)	$(14,507)
Net realized gain (loss) on investments	(23,964)	(77,498)	(35,695)	(51,043)	(44,755)	(74,739)	34,999	(47,373)
Change in unrealized appreciation (depreciation) of investments	221,779	261,717	159,943	248,674	725,061	606,447	288,974	520,568

Net increase (decrease) in net assets from operations	208,867	203,471	117,171	190,285	637,663	497,239	302,860	458,688

Certificate transactions:
Transfers of net premiums	57,522	56,833	42,583	19,933	145,612	127,521	81,759	62,974
Transfers of surrenders and death benefits	(85,410)	(48,632)	(70,869)	(31,990)	(170,103)	(207,717)	(156,805)	(81,946)
Transfers of administrative and other charges	(1,007)	(975)	(966)	(971)	(3,440)	(3,712)	(2,187)	(2,055)
Transfers between subaccounts, including Declared Interest Option account	156,886	55,947	35,806	3,338	61,423	163,846	253,157	140,437

Net increase (decrease) in net assets from certificate transactions	127,991	63,173	6,554	(9,690)	33,492	79,938	175,924	119,410

Total increase (decrease) in net assets	336,858	266,644	123,725	180,595	671,155	577,177	478,784	578,098

Net assets at beginning of period	1,048,932	782,288	793,024	612,429	2,871,974	2,294,797	1,509,485	931,387

Net assets at end of period	$1,385,790	$1,048,932	$916,749	$793,024	$3,543,129	$2,871,974	$1,988,269	$1,509,485

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

12

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

	Calvert Variable Products, Inc.*(1)				Dreyfus Variable Investment Fund*
	Russell 2000 Small Cap Index		S&P MidCap 400 Index				Dreyfus Growth & Income
	Subaccount		Subaccount		Appreciation Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(26,798)	$(18,637)	$(17,286)	$(8,945)	$7,154	$9,641	$(1,507)	$(380)
Net realized gain (loss) on investments	(85,100)	(129,871)	(59,676)	(117,756)	(27,248)	5,189	(31,827)	(50,478)
Change in unrealized appreciation (depreciation) of investments	856,814	719,392	690,224	765,763	150,371	134,151	172,698	217,097

Net increase (decrease) in net assets from operations	744,916	570,884	613,262	639,062	130,277	148,981	139,364	166,239

Certificate transactions:
Transfers of net premiums	164,564	125,786	92,804	85,193	35,007	40,702	46,077	37,636
Transfers of surrenders and death benefits	(155,606)	(186,457)	(203,921)	(102,146)	(61,404)	(34,551)	(86,049)	(28,384)
Transfers of administrative and other charges	(3,669)	(3,667)	(3,227)	(3,196)	(973)	(1,070)	(942)	(910)
Transfers between subaccounts, including Declared Interest Option account	155,402	110,658	(9,034)	62,033	72,021	(46,379)	50,390	48,311

Net increase (decrease) in net assets from certificate transactions	160,691	46,320	(123,378)	41,884	44,651	(41,298)	9,476	56,653

Total increase (decrease) in net assets	905,607	617,204	489,884	680,946	174,928	107,683	148,840	222,892

Net assets at beginning of period	3,033,332	2,416,128	2,588,618	1,907,672	942,575	834,892	827,000	604,108

Net assets at end of period	$3,938,939	$3,033,332	$3,078,502	$2,588,618	$1,117,503	$942,575	$975,840	$827,000

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

13

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

					Dreyfus Socially
					Responsible		EquiTrust
	Dreyfus Variable Investment Fund*				Growth Fund, Inc.*		Variable Insurance
	International Equity		Opportunistic Small Cap		Socially Responsible Growth		Series Fund*
	Subaccount		Subaccount (1)		Subaccount		Blue Chip Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$11,930	$85,844	$(16,635)	$2,636	$(3,004)	$(2,631)	$19,676	$36,284
Net realized gain (loss) on investments	(100,855)	(205,554)	(189,393)	(370,263)	(1,805)	(7,269)	(27,541)	(110,811)
Change in unrealized appreciation (depreciation) of investments	425,398	837,904	899,975	820,975	53,820	106,771	212,280	371,080

Net increase (decrease) in net assets from operations	336,473	718,194	693,947	453,348	49,011	96,871	204,415	296,553

Certificate transactions:
Transfers of net premiums	217,911	216,008	162,187	180,284	45,546	23,992	65,469	69,988
Transfers of surrenders and death benefits	(228,721)	(182,610)	(149,500)	(157,171)	(80,790)	(12,433)	(178,684)	(109,860)
Transfers of administrative and other charges	(4,190)	(4,558)	(3,368)	(3,288)	(568)	(567)	(2,875)	(3,226)
Transfers between subaccounts, including Declared Interest Option account	67,219	23,543	90,724	110,803	7,739	(6,021)	9,709	(95,749)

Net increase (decrease) in net assets from certificate transactions	52,219	52,383	100,043	130,628	(28,073)	4,971	(106,381)	(138,847)

Total increase (decrease) in net assets	388,692	770,577	793,990	583,976	20,938	101,842	98,034	157,706

Net assets at beginning of period	3,933,930	3,163,353	2,296,455	1,712,479	418,330	316,488	2,185,132	2,027,426

Net assets at end of period	$4,322,622	$3,933,930	$3,090,445	$2,296,455	$439,268	$418,330	$2,283,166	$2,185,132

(1)	Formerly known as Developing Leaders Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

14

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*
	High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$105,094	$118,593	$47,750	$77,164	$(17,804)	$(18,381)	$242,990	$236,644
Net realized gain (loss) on investments	26,656	(13,456)	(34,816)	(204,789)	—	—	6,648	(133,758)
Change in unrealized appreciation (depreciation) of investments	125,921	239,484	620,983	781,002	—	—	259,626	857,563

Net increase (decrease) in net assets from operations	257,671	344,621	633,917	653,377	(17,804)	(18,381)	509,264	960,449

Certificate transactions:
Transfers of net premiums	291,171	201,714	247,011	236,008	16,082,837	7,935,025	305,787	263,848
Transfers of surrenders and death benefits	(241,835)	(239,819)	(340,708)	(246,939)	(285,417)	(34,338)	(299,969)	(294,065)
Transfers of administrative and other charges	(3,739)	(4,249)	(5,207)	(5,709)	(693)	(1,137)	(5,844)	(6,541)
Transfers between subaccounts, including Declared Interest Option account	286,280	134,719	231,681	(173,572)	(15,729,358)	(8,093,108)	267,398	(43,595)

Net increase (decrease) in net assets from certificate transactions	331,877	92,365	132,777	(190,212)	67,369	(193,558)	267,372	(80,353)

Total increase (decrease) in net assets	589,548	436,986	766,694	463,165	49,565	(211,939)	776,636	880,096

Net assets at beginning of period	3,840,721	3,403,735	4,604,145	4,140,980	1,384,344	1,596,283	5,372,630	4,492,534

Net assets at end of period	$4,430,269	$3,840,721	$5,370,839	$4,604,145	$1,433,909	$1,384,344	$6,149,266	$5,372,630

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

15

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

	EquiTrust
	Variable Insurance
	Series Fund*		Fidelity® Variable Insurance Products Funds*
	Value Growth Subaccount		Contrafund Subaccount		Freedom 2015 Subaccount		Freedom 2020 Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(948)	$8,255	$(12,760)	$8,318	$11,850	$44,264	$28,189	$58,334
Net realized gain (loss) on investments	(30,581)	(68,279)	(549,206)	(1,414,120)	(117,509)	(127,497)	(146,615)	(104,180)
Change in unrealized appreciation (depreciation) of investments	202,251	319,259	2,407,693	4,181,436	315,804	409,112	542,351	688,282

Net increase (decrease) in net assets from operations	170,722	259,235	1,845,727	2,775,634	210,145	325,879	423,925	642,436

Certificate transactions:
Transfers of net premiums	73,088	78,145	600,454	536,340	72,486	59,451	278,589	225,706
Transfers of surrenders and death benefits	(104,554)	(57,255)	(771,936)	(629,813)	(51,094)	(25,867)	(328,857)	(108,131)
Transfers of administrative and other charges	(1,708)	(1,852)	(12,997)	(13,010)	(1,187)	(1,284)	(2,272)	(2,219)
Transfers between subaccounts, including Declared Interest Option account	(9,462)	(27,653)	570,937	247,827	(302,578)	162,113	102,309	210,437

Net increase (decrease) in net assets from certificate transactions	(42,636)	(8,615)	386,458	141,344	(282,373)	194,413	49,769	325,793

Total increase (decrease) in net assets	128,086	250,620	2,232,185	2,916,978	(72,228)	520,292	473,694	968,229

Net assets at beginning of period	1,369,546	1,118,926	11,700,256	8,783,278	1,987,484	1,467,192	3,226,706	2,258,477

Net assets at end of period	$1,497,632	$1,369,546	$13,932,441	$11,700,256	$1,915,256	$1,987,484	$3,700,400	$3,226,706

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

16

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
							Fidelity Growth & Income
	Freedom 2025 Subaccount		Freedom 2030 Subaccount		Growth Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,063	$35,422	$22,161	$21,949	$(22,351)	$(14,668)	$(15,287)	$(4,635)
Net realized gain (loss) on investments	(120,926)	(142,684)	(136,799)	(268,902)	(5,215)	(38,759)	(100,199)	(111,403)
Change in unrealized appreciation (depreciation) of investments	389,002	526,240	527,854	695,589	457,389	449,247	416,870	563,104

Net increase (decrease) in net assets from operations	284,139	418,978	413,216	448,636	429,823	395,820	301,384	447,066

Certificate transactions:
Transfers of net premiums	255,529	211,301	341,949	291,070	130,733	103,317	97,750	59,960
Transfers of surrenders and death benefits	(183,875)	(112,863)	(173,469)	(105,200)	(193,372)	(105,346)	(161,506)	(71,394)
Transfers of administrative and other charges	(2,980)	(4,006)	(6,441)	(5,854)	(2,322)	(2,442)	(2,160)	(2,285)
Transfers between subaccounts, including
Declared Interest Option account	(17,926)	33,405	318,539	174,977	38,043	95,367	74,217	62,992

Net increase (decrease) in net assets from certificate transactions	50,748	127,837	480,578	354,993	(26,918)	90,896	8,301	49,273

Total increase (decrease) in net assets	334,887	546,815	893,794	803,629	402,905	486,716	309,685	496,339

Net assets at beginning of period	1,959,081	1,412,266	2,397,246	1,593,617	1,952,094	1,465,378	2,271,924	1,775,585

Net assets at end of period	$2,293,968	$1,959,081	$3,291,040	$2,397,246	$2,354,999	$1,952,094	$2,581,609	$2,271,924

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

17

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$260,940	$229,185	$41,111	$71,709	$(123,436)	$(64,727)	$3,487	$39,121
Net realized gain (loss) on investments	(117,007)	(160,903)	(29,219)	(202,023)	(131,451)	(565,281)	(303,877)	(524,735)
Change in unrealized appreciation (depreciation) of investments	312,083	1,032,052	893,013	1,410,064	2,660,600	2,898,828	914,625	1,483,088

Net increase (decrease) in net assets from operations	456,016	1,100,334	904,905	1,279,750	2,405,713	2,268,820	614,235	997,474

Certificate transactions:
Transfers of net premiums	237,188	135,616	185,275	164,894	618,143	414,196	313,701	328,186
Transfers of surrenders and death benefits	(187,988)	(223,210)	(359,372)	(405,333)	(522,096)	(465,621)	(440,731)	(304,788)
Transfers of administrative and other charges	(4,103)	(4,404)	(7,029)	(7,369)	(10,424)	(10,375)	(5,659)	(5,980)
Transfers between subaccounts, including
Declared Interest Option account	(47,364)	242,291	175,103	87,061	735,353	74,746	200,653	126,729

Net increase (decrease) in net assets from certificate transactions	(2,267)	150,293	(6,023)	(160,747)	820,976	12,946	67,964	144,147

Total increase (decrease) in net assets	453,749	1,250,627	898,882	1,119,003	3,226,689	2,281,766	682,199	1,141,621

Net assets at beginning of period	3,845,780	2,595,153	6,757,356	5,638,353	8,470,386	6,188,620	5,252,618	4,110,997

Net assets at end of period	$4,299,529	$3,845,780	$7,656,238	$6,757,356	$11,697,075	$8,470,386	$5,934,817	$5,252,618

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

18

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

	Fidelity®
	Variable Insurance						T. Rowe Price
	Products Funds*		J.P. Morgan Insurance Trust*				Equity Series, Inc.*
	Fidelity Real Estate
	Subaccount		Mid-Cap Value Subaccount		Small Cap Core Subaccount		Equity Income Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,861	$3,264	$(6,486)	$29,444	$(44,782)	$(15,223)	$36,948	$36,088
Net realized gain (loss) on investments	6,276	(43,640)	(86,954)	(206,201)	(104,022)	(253,960)	(241,024)	(649,597)
Change in unrealized appreciation (depreciation) of investments	115,482	112,745	835,329	885,578	911,426	772,081	1,117,088	1,881,755

Net increase (decrease) in net assets from operations	125,619	72,369	741,889	708,821	762,622	502,898	913,012	1,268,246

Certificate transactions:
Transfers of net premiums	65,976	24,410	101,247	100,051	171,616	155,677	293,665	279,107
Transfers of surrenders and death benefits	(12,380)	(7,241)	(249,474)	(292,686)	(186,712)	(133,528)	(475,173)	(459,617)
Transfers of administrative and other charges	(514)	(252)	(4,065)	(4,267)	(4,029)	(4,033)	(6,771)	(7,108)
Transfers between subaccounts, including
Declared Interest Option account	575,659	56,321	(127,158)	(35,808)	13,046	(5,796)	(68,740)	(130,014)

Net increase (decrease) in net assets from certificate transactions	628,741	73,238	(279,450)	(232,710)	(6,079)	12,320	(257,019)	(317,632)

Total increase (decrease) in net assets	754,360	145,607	462,439	476,111	756,543	515,218	655,993	950,614

Net assets at beginning of period	244,418	98,811	3,567,477	3,091,366	2,985,711	2,470,493	7,011,039	6,060,425

Net assets at end of period	$998,778	$244,418	$4,029,916	$3,567,477	$3,742,254	$2,985,711	$7,667,032	$7,011,039

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

19

Modern Woodmen of America Variable Annuity Account
Statements of Changes in Net Assets (continued)

							T. Rowe Price
							International
	T. Rowe Price Equity Series, Inc.*						Series, Inc.*
			New America Growth		Personal Strategy Balanced		International Stock
	Mid-Cap Growth Subaccount		Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,608)	$(6,495)	$(25,069)	$(19,465)	$92,712	$57,753	$(7,278)	$20,929
Net realized gain (loss) on investments	37,855	(8,428)	24,338	(79,381)	(116,567)	(467,572)	(144,007)	(178,738)
Change in unrealized appreciation (depreciation) of investments	130,243	187,378	381,238	626,521	1,139,415	2,343,916	415,841	618,591

Net increase (decrease) in net assets from operations	159,490	172,455	380,507	527,675	1,115,560	1,934,097	264,556	460,782

Certificate transactions:
Transfers of net premiums	38,639	14,732	252,380	84,138	469,614	376,536	156,622	60,006
Transfers of surrenders and death benefits	(60,040)	(13,727)	(143,679)	(79,135)	(663,433)	(437,428)	(143,884)	(106,107)
Transfers of administrative and other charges	(548)	(566)	(1,974)	(1,796)	(9,153)	(9,919)	(1,762)	(1,535)
Transfers between subaccounts, including
Declared Interest Option account	164,699	(5,239)	372,956	129,965	357,422	138,298	664,355	290,267

Net increase (decrease) in net assets from certificate transactions	142,750	(4,800)	479,683	133,172	154,450	67,487	675,331	242,631

Total increase (decrease) in net assets	302,240	167,655	860,190	660,847	1,270,010	2,001,584	939,887	703,413

Net assets at beginning of period	564,445	396,790	1,822,083	1,161,236	8,970,530	6,968,946	1,701,480	998,067

Net assets at end of period	$866,685	$564,445	$2,682,273	$1,822,083	$10,240,540	$8,970,530	$2,641,367	$1,701,480

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

20

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements
December 31, 2010
1. Organization and Significant Accounting Policies
Organization
Modern Woodmen of America Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation — Division of Insurance. The Account is a funding vehicle for individual variable annuity certificates issued by the Society.
At the direction of eligible certificate owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	VP Mid Cap Value Fund
Ultra	VP Ultra® Fund
Vista	VP VistaSM Fund

Calvert Variable Products, Inc.: (1)
NASDAQ 100 Index	NASDAQ — 100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio
Opportunistic Small Cap (2)	VIF Opportunistic Small Cap Portfolio (2)

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio — Initial Class
High Grade Bond	High Grade Bond Portfolio — Initial Class
Managed	Managed Portfolio — Initial Class
Money Market	Money Market Portfolio — Initial Class
Strategic Yield	Strategic Yield Portfolio — Initial Class
Value Growth	Value Growth Portfolio — Initial Class

Fidelity® Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio — Initial Class
Freedom 2015	VIP Freedom 2015 Portfolio — Initial Class
Freedom 2020	VIP Freedom 2020 Portfolio — Initial Class
Freedom 2025	VIP Freedom 2025 Portfolio — Initial Class
Freedom 2030	VIP Freedom 2030 Portfolio — Initial Class
Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
High Income	VIP High Income Portfolio — Service Class 2
Index 500	VIP Index 500 Portfolio — Initial Class
Mid-Cap	VIP Mid Cap Portfolio — Service Class 2
Overseas	VIP Overseas Portfolio — Initial Class
Fidelity Real Estate	VIP Real Estate Portfolio — Initial Class

21

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

J.P. Morgan Insurance Trust:
Mid-Cap Value	Mid Cap Value Portfolio — Class 1
Small Cap Core	Small Cap Core Portfolio — Class 1

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	Formerly Summit Mutual Funds, Inc. — Pinnacle Series. Effective April 30, 2010, the fund group’s name changed.

(2)	Formerly VIF Developing Leaders Portfolio. Effective April 19, 2010, the fund’s name changed.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.
Eligible certificate owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Society and pays interest at declared rates guaranteed for each certificate year.
Administrative Services Agreement
The certificates are administered by EquiTrust Life Insurance Company (EquiTrust Life), pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the certificates and provides other services. It is anticipated, the Society will assume administrative duties in 2011.
Investments
Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.
The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:
Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

22

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
At December 31, 2010, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1.
Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.
Certificates in Annuitization Period
Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.
Use of Estimates in the Preparation of Financial Statements
The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.
Amounts Due To/Due From Modern Woodmen of America
The amounts due to or from Modern Woodmen of America represent premiums received from certificate holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.
2. Expense Charges
The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued. The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:
Administrative Charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the certificate. A portion of this charge may be deducted from funds held in the fixed interest subaccount.
Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first eight certificate years. The amount charged is 8% of the amount surrendered during the first certificate year and declines by 1% in each of the next seven certificate years. In each certificate year, no surrender charge is deducted on annual withdrawals up to 10% of the accumulated value as of the most recent prior certificate anniversary. After eight full certificate years, no surrender charge is deducted.

23

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
2. Expense Charges (continued)
Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.
3. Federal Income Taxes
The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.
4. Purchases and Sales of Investment Securities
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2010:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$310,447	$171,404
Ultra	137,844	138,367
Vista	295,613	304,764

Calvert Variable Products, Inc.:
NASDAQ 100 Index	409,072	254,261
Russell 2000 Small Cap Index	413,033	279,140
S&P MidCap 400 Index	303,654	444,318

Dreyfus Variable Investment Fund:
Appreciation	198,163	146,358
Dreyfus Growth & Income	130,370	122,401
International Equity	573,009	508,860
Opportunistic Small Cap	351,604	268,196

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	109,439	140,516

EquiTrust Variable Insurance Series Fund:
Blue Chip	224,898	311,603
High Grade Bond	1,009,359	572,388
Managed	665,949	485,422
Money Market	11,450,570	11,401,005
Strategic Yield	1,121,680	611,318
Value Growth	199,301	242,885

24

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investment Securities (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Contrafund	$1,439,684	$1,060,233
Freedom 2015	336,909	584,146
Freedom 2020	712,390	607,440
Freedom 2025	461,622	381,855
Freedom 2030	869,680	345,265
Growth	304,412	346,682
Fidelity Growth & Income	313,816	320,802
High Income	939,113	680,440
Index 500	923,700	760,971
Mid-Cap	1,571,946	842,435
Overseas	700,788	618,870
Fidelity Real Estate	698,062	65,460

J.P. Morgan Insurance Trust:
Mid-Cap Value	293,497	579,433
Small Cap Core	341,368	392,229

T. Rowe Price Equity Series, Inc.:
Equity Income	673,948	894,019
Mid-Cap Growth	307,793	133,664
New America Growth	799,646	293,139
Personal Strategy Balanced	1,320,599	1,073,437

T. Rowe Price International Series, Inc.:
International Stock	985,707	310,319
5. Summary of Changes from Unit Transactions
Transactions in units of each subaccount were as follows for the years ended December 31, 2010 and 2009:

	Year Ended December 31
	2010			2009
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	26,162	13,802	12,360	20,959	16,532	4,427
Ultra	13,865	13,042	823	8,196	10,216	(2,020)
Vista	22,742	20,454	2,288	29,613	21,506	8,107

Calvert Variable Products, Inc.:
NASDAQ 100 Index	29,270	16,076	13,194	27,005	19,575	7,430
Russell 2000 Small Cap Index	27,471	17,124	10,347	26,367	24,348	2,019
S&P MidCap 400 Index	18,781	26,678	(7,897)	19,483	17,863	1,620

25

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
5. Summary of Changes from Unit Transactions (continued)

	Year Ended December 31
	2010			2009
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Dreyfus Variable Investment Fund:
Appreciation	13,398	10,245	3,153	6,726	11,953	(5,227)
Dreyfus Growth & Income	11,869	11,112	757	16,630	10,466	6,164
International Equity	27,406	24,719	2,687	27,917	26,535	1,382
Opportunistic Small Cap	36,759	25,690	11,069	55,246	35,273	19,973

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	8,435	10,785	(2,350)	2,913	2,768	145

EquiTrust Variable Insurance Series Fund:
Blue Chip	13,674	21,983	(8,309)	18,931	32,719	(13,788)
High Grade Bond	61,809	37,587	24,222	43,633	37,152	6,481
Managed	38,125	28,839	9,286	30,970	47,614	(16,644)
Money Market	1,098,606	1,092,138	6,468	546,500	564,778	(18,278)
Strategic Yield	52,860	35,306	17,554	41,873	51,881	(10,008)
Value Growth	13,849	17,067	(3,218)	12,315	14,412	(2,097)

Fidelity® Variable Insurance Products Funds:
Contrafund	87,645	62,521	25,124	108,014	111,979	(3,965)
Freedom 2015	25,770	52,299	(26,529)	46,196	29,053	17,143
Freedom 2020	56,612	51,605	5,007	57,362	22,448	34,914
Freedom 2025	38,907	33,936	4,971	44,314	29,622	14,692
Freedom 2030	80,143	30,725	49,418	74,917	41,001	33,916
Growth	22,471	24,842	(2,371)	20,982	12,933	8,049
Fidelity Growth & Income	27,390	26,717	673	20,116	15,978	4,138
High Income	34,308	34,934	(626)	42,252	32,107	10,145
Index 500	59,899	60,568	(669)	49,992	76,222	(26,230)
Mid-Cap	81,354	37,240	44,114	52,468	55,965	(3,497)
Overseas	38,282	34,101	4,181	51,788	44,297	7,491
Fidelity Real Estate	90,839	7,749	83,090	26,048	8,835	17,213

J.P. Morgan Insurance Trust:
Mid-Cap Value	15,535	32,741	(17,206)	14,991	34,690	(19,699)
Small Cap Core	21,483	21,527	(44)	25,003	25,050	(47)

T. Rowe Price Equity Series, Inc.:
Equity Income	46,227	68,454	(22,227)	58,952	102,834	(43,882)
Mid-Cap Growth	12,183	5,924	6,259	1,333	1,619	(286)
New America Growth	46,750	17,222	29,528	24,037	17,050	6,987
Personal Strategy Balanced	78,041	66,287	11,754	77,643	85,685	(8,042)

T. Rowe Price International Series, Inc.:
International Stock	69,818	21,819	47,999	35,857	20,731	15,126

26

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
6. Unit Values
The following summarizes units outstanding, unit values, and net assets at December 31, 2010, 2009, 2008, 2007 and 2006 and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value (4)	Net Assets	Ratio (1)	Ratio (2)	Return (3)

American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2010	112,531	$12.31	$1,385,790	2.30%	1.40%	17.57%
2009	100,171	10.47	1,048,932	3.84	1.40	28.15
2008	95,744	8.17	782,288	0.10	1.40	(25.39)
2007	97,170	10.95	1,064,150	1.02	1.40	(3.69)
2006 (5)	12,877	11.37	146,390	1.29	1.40	13.70
Ultra:
2010	83,970	10.92	916,749	0.52	1.40	14.47
2009	83,147	9.54	793,024	0.27	1.40	32.68
2008	85,167	7.19	612,429	—	1.40	(42.30)
2007	104,090	12.46	1,297,216	—	1.40	19.35
2006	86,683	10.44	905,137	—	1.40	(4.66)
Vista:
2010	234,378	15.12	3,543,129	—	1.40	22.23
2009	232,090	12.37	2,871,974	—	1.40	20.68
2008	223,983	10.25	2,294,797	—	1.40	(49.31)
2007	193,121	20.22	3,905,558	—	1.40	37.83
2006	116,153	14.67	1,703,842	—	1.40	7.55

Calvert Variable Products, Inc.: (8)
NASDAQ 100 Index:
2010	126,205	15.75	1,988,269	0.20	1.40	17.89
2009	113,011	13.36	1,509,485	0.10	1.40	51.47
2008	105,581	8.82	931,387	0.05	1.40	(42.73)
2007	89,093	15.40	1,371,830	1.14	1.40	16.84
2006	76,580	13.18	1,008,967	0.13	1.40	5.27
Russell 2000 Small Cap Index:
2010	243,538	16.17	3,938,939	0.57	1.40	24.29
2009	233,191	13.01	3,033,332	0.64	1.40	24.50
2008	231,172	10.45	2,416,128	1.98	1.40	(34.89)
2007	232,370	16.05	3,729,167	0.52	1.40	(3.55)
2006	148,255	16.64	2,467,063	0.56	1.40	15.96
S&P MidCap 400 Index:
2010	176,728	17.42	3,078,502	0.77	1.40	24.25
2009	184,625	14.02	2,588,618	0.96	1.40	34.55
2008	183,005	10.42	1,907,672	2.13	1.40	(37.53)
2007	206,799	16.68	3,449,669	0.83	1.40	5.90
2006	161,348	15.75	2,541,611	0.77	1.40	8.17

27

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value (4)	Net Assets	Ratio (1)	Ratio (2)	Return (3)

Dreyfus Variable Investment Fund:
Appreciation:
2010	77,185	$14.48	$1,117,503	2.14%	1.40%	13.75%
2009	74,032	12.73	942,575	2.57	1.40	20.89
2008	79,259	10.53	834,892	2.02	1.40	(30.54)
2007	86,730	15.16	1,315,068	1.39	1.40	5.64
2006	71,192	14.35	1,021,750	1.36	1.40	14.89
Dreyfus Growth & Income:
2010	86,117	11.33	975,840	1.22	1.40	16.92
2009	85,360	9.69	827,000	1.33	1.40	27.00
2008	79,196	7.63	604,108	0.68	1.40	(41.22)
2007	72,251	12.98	937,978	0.77	1.40	6.92
2006	64,361	12.14	781,298	0.81	1.40	12.93
International Equity:
2010	213,869	20.21	4,322,622	1.69	1.40	8.48
2009	211,182	18.63	3,933,930	3.95	1.40	23.54
2008	209,800	15.08	3,163,353	1.78	1.40	(43.01)
2007	205,834	26.46	5,447,289	1.39	1.40	15.50
2006	132,474	22.91	3,035,203	0.63	1.40	21.60
Opportunistic Small Cap: (7)
2010	284,244	10.87	3,090,445	0.73	1.40	29.25
2009	273,175	8.41	2,296,455	1.53	1.40	24.41
2008	253,202	6.76	1,712,479	0.90	1.40	(38.49)
2007	261,068	10.99	2,869,002	0.73	1.40	(12.29)
2006	249,830	12.53	3,130,619	0.34	1.40	2.37

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2010	31,049	14.15	439,268	0.68	1.40	12.93
2009	33,399	12.53	418,330	0.62	1.40	31.62
2008	33,254	9.52	316,488	0.48	1.40	(35.46)
2007	47,042	14.75	694,046	0.25	1.40	5.96
2006	36,193	13.92	503,726	—	1.40	7.49

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2010	165,588	13.79	2,283,166	2.29	1.40	9.71
2009	173,897	12.57	2,185,132	3.27	1.40	16.39
2008	187,685	10.80	2,027,426	2.43	1.40	(31.30)
2007	206,432	15.72	3,245,157	1.64	1.40	5.01
2006	161,650	14.97	2,419,913	1.70	1.40	15.78
High Grade Bond:
2010	319,853	13.85	4,430,269	3.90	1.40	6.62
2009	295,631	12.99	3,840,721	4.75	1.40	10.37
2008	289,150	11.77	3,403,735	4.99	1.40	(2.97)
2007	274,956	12.13	3,334,613	5.28	1.40	4.03
2006	224,955	11.66	2,622,656	5.07	1.40	3.37

28

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value (4)	Net Assets	Ratio (1)	Ratio (2)	Return (3)

EquiTrust Variable Insurance Series Fund (continued):
Managed:
2010	339,601	$15.82	$5,370,839	2.37%	1.40%	13.49%
2009	330,315	13.94	4,604,145	3.25	1.40	16.75
2008	346,959	11.94	4,140,980	3.84	1.40	(21.03)
2007	368,317	15.12	5,567,758	2.50	1.40	4.42
2006	306,859	14.48	4,443,124	1.76	1.40	10.45
Money Market:
2010	138,445	10.36	1,433,909	0.12	1.40	(1.24)
2009	131,977	10.49	1,384,344	0.12	1.40	(1.22)
2008	150,255	10.62	1,596,283	1.98	1.40	0.47
2007	191,181	10.57	2,020,999	4.60	1.40	3.22
2006	165,766	10.24	1,696,947	4.36	1.40	3.02
Strategic Yield:
2010	397,256	15.48	6,149,266	5.57	1.40	9.40
2009	379,702	14.15	5,372,630	6.40	1.40	22.72
2008	389,710	11.53	4,492,534	6.26	1.40	(12.32)
2007	457,845	13.15	6,019,341	6.22	1.40	2.18
2006	369,611	12.87	4,758,189	6.03	1.40	5.32
Value Growth:
2010	102,928	14.55	1,497,632	1.32	1.40	12.79
2009	106,146	12.90	1,369,546	2.11	1.40	24.76
2008	108,243	10.34	1,118,926	2.50	1.40	(31.25)
2007	107,349	15.04	1,614,796	1.59	1.40	3.80
2006	93,735	14.49	1,358,291	1.16	1.40	10.53

Fidelity® Variable Insurance Products Funds:
Contrafund:
2010	857,140	16.25	13,932,441	1.29	1.40	15.58
2009	832,016	14.06	11,700,256	1.48	1.40	33.78
2008	835,981	10.51	8,783,278	1.02	1.40	(43.31)
2007	781,875	18.54	14,492,170	1.13	1.40	16.02
2006	498,834	15.98	7,972,602	1.35	1.40	10.21
Freedom 2015:
2010	168,671	11.36	1,915,256	1.99	1.40	11.59
2009	195,200	10.18	1,987,484	4.18	1.40	23.54
2008	178,057	8.24	1,467,192	2.93	1.40	(28.03)
2007	150,286	11.45	1,720,955	7.98	1.40	7.82
2006 (5)	15,657	10.62	166,292	3.76	1.40	6.20
Freedom 2020:
2010	323,391	11.44	3,700,400	2.22	1.40	12.93
2009	318,384	10.13	3,226,706	3.64	1.40	27.10
2008	283,470	7.97	2,258,477	3.30	1.40	(33.53)
2007	150,919	11.99	1,809,268	5.32	1.40	8.70
2006 (5)	13,793	11.03	152,109	6.93	1.40	10.30

29

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value (4)	Net Assets	Ratio (1)	Ratio (2)	Return (3)

Fidelity® Variable Insurance Products Funds (continued):
Freedom 2025:
2010	199,939	$11.47	$2,293,968	2.14%	1.40%	14.13%
2009	194,968	10.05	1,959,081	3.59	1.40	28.35
2008	180,276	7.83	1,412,266	3.03	1.40	(35.13)
2007	106,872	12.07	1,289,651	3.71	1.40	9.03
2006 (5)	13,474	11.07	149,206	5.53	1.40	10.70
Freedom 2030:
2010	297,400	11.07	3,291,040	2.16	1.40	14.48
2009	247,982	9.67	2,397,246	2.61	1.40	29.97
2008	214,066	7.44	1,593,617	2.53	1.40	(38.97)
2007	144,398	12.19	1,759,562	3.61	1.40	9.92
2006 (5)	21,493	11.09	238,464	9.53	1.40	10.90
Growth:
2010	157,908	14.91	2,354,999	0.29	1.40	22.41
2009	160,279	12.18	1,952,094	0.47	1.40	26.48
2008	152,230	9.63	1,465,378	0.88	1.40	(47.89)
2007	132,250	18.48	2,443,857	0.83	1.40	25.20
2006	113,210	14.76	1,670,658	0.36	1.40	5.43
Fidelity Growth & Income:
2010	212,389	12.16	2,581,609	0.73	1.40	13.33
2009	211,716	10.73	2,271,924	1.15	1.40	25.50
2008	207,578	8.55	1,775,585	1.27	1.40	(42.54)
2007	191,871	14.88	2,855,014	1.95	1.40	10.55
2006	164,820	13.46	2,217,950	0.62	1.40	11.70
High Income:
2010	224,445	19.16	4,299,529	7.86	1.40	12.11
2009	225,071	17.09	3,845,780	8.42	1.40	41.59
2008	214,926	12.07	2,595,153	8.81	1.40	(26.22)
2007	220,135	16.36	3,601,090	9.73	1.40	1.11
2006	155,515	16.18	2,515,846	9.04	1.40	9.55
Index 500:
2010	626,019	12.23	7,656,238	1.98	1.40	13.45
2009	626,688	10.78	6,757,356	2.65	1.40	24.77
2008	652,918	8.64	5,638,353	2.04	1.40	(37.84)
2007	728,700	13.90	10,129,146	3.68	1.40	3.96
2006	447,669	13.37	5,984,636	1.43	1.40	14.18
Mid-Cap:
2010	539,126	21.70	11,697,075	0.13	1.40	26.83
2009	495,012	17.11	8,470,386	0.47	1.40	37.87
2008	498,509	12.41	6,188,620	0.24	1.40	(40.48)
2007	486,265	20.85	10,136,289	0.49	1.40	13.75
2006	374,642	18.33	6,865,579	0.13	1.40	10.89

30

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value (4)	Net Assets	Ratio (1)	Ratio (2)	Return (3)

Fidelity® Variable Insurance Products Funds (continued):
Overseas:
2010	325,457	$18.24	$5,934,817	1.46%	1.40%	11.56%
2009	321,276	16.35	5,252,618	2.29	1.40	24.81
2008	313,785	13.10	4,110,997	2.77	1.40	(44.59)
2007	289,915	23.64	6,854,728	3.51	1.40	15.71
2006	195,071	20.43	3,986,258	0.60	1.40	16.48
Fidelity Real Estate:
2010	121,259	8.24	998,778	2.14	1.40	28.75
2009	38,169	6.40	244,418	3.55	1.40	35.59
2008	20,956	4.72	98,811	4.18	1.40	(40.63)
2007 (6)	8,334	7.95	66,270	4.00	1.40	(20.50)

J.P. Morgan Insurance Trust:
Mid-Cap Value:
2010	221,299	18.21	4,029,916	1.22	1.40	21.72
2009	238,505	14.96	3,567,477	2.35	1.40	24.98
2008	258,204	11.97	3,091,366	1.10	1.40	(34.16)
2007	276,827	18.18	5,031,795	0.81	1.40	1.06
2006	197,060	17.99	3,545,320	0.56	1.40	15.25
Small Cap Core:
2010	201,270	18.59	3,742,254	—	1.40	25.35
2009	201,314	14.83	2,985,711	0.78	1.40	20.86
2008	201,361	12.27	2,470,493	0.19	1.40	(32.91)
2007	213,938	18.29	3,913,175	0.01	1.40	(6.97)
2006	147,467	19.66	2,899,809	—	1.40	13.44

T. Rowe Price Equity Series, Inc.:
Equity Income:
2010	598,065	12.82	7,667,032	1.91	1.40	13.45
2009	620,292	11.30	7,011,039	1.99	1.40	23.90
2008	664,174	9.12	6,060,425	2.37	1.40	(37.02)
2007	664,956	14.48	9,630,706	1.81	1.40	1.83
2006	426,349	14.22	6,063,816	1.67	1.40	17.33
Mid-Cap Growth:
2010	35,332	24.53	866,685	—	1.40	26.31
2009	29,073	19.42	564,445	—	1.40	43.64
2008	29,359	13.52	396,790	—	1.40	(40.57)
2007	28,478	22.75	647,918	0.21	1.40	15.89
2006	33,639	19.63	660,349	—	1.40	5.20

31

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value (4)	Net Assets	Ratio (1)	Ratio (2)	Return (3)

T. Rowe Price Equity Series, Inc. (continued):
New America Growth:
2010	148,765	$18.03	$2,682,273	0.21%	1.40%	18.00%
2009	119,237	15.28	1,822,083	—	1.40	47.63
2008	112,250	10.35	1,161,236	—	1.40	(39.08)
2007	95,091	16.99	1,615,374	—	1.40	12.22
2006	61,000	15.14	923,518	0.05	1.40	5.87
Personal Strategy Balanced:
2010	663,653	15.43	10,240,540	2.37	1.40	12.14
2009	651,899	13.76	8,970,530	2.16	1.40	30.30
2008	659,941	10.56	6,968,946	2.48	1.40	(30.84)
2007	624,082	15.27	9,531,306	2.30	1.40	6.12
2006	426,130	14.39	6,132,566	2.19	1.40	10.35

T. Rowe Price International Series, Inc.:
International Stock:
2010	175,844	15.02	2,641,367	1.04	1.40	12.85
2009	127,845	13.31	1,701,480	3.16	1.40	50.40
2008	112,719	8.85	998,067	2.03	1.40	(49.46)
2007	109,652	17.51	1,919,571	1.77	1.40	11.53
2006	65,422	15.70	1,027,312	1.46	1.40	17.43

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized certificate expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)	Subaccount commenced operations on May 1, 2006.

(6)	Subaccount commenced operations on May 1, 2007.

(7)	Formerly Developing Leaders. Effective April 19, 2010, the fund’s name changed.

(8)	Formerly Summit Mutual Funds, Inc. — Pinnacle Series. Effective April 30, 2010, the fund group’s name changed.

32

Modern Woodmen of America Variable Annuity Account
Notes to Financial Statements (continued)
7. Subsequent Events
The Account is not aware of any transactions or events, which occurred after the Statements of
Assets and Liabilities date and before the financial statements were issued, which would require recognition or disclosure.

33

Report of Independent Registered Public Accounting Firm
The Board of Directors
Modern Woodmen of America
We have audited the accompanying statutory-basis balance sheets of Modern Woodmen of America (the Society) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three years in the period December 31, 2010. These financial statements are the responsibility of the Society’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Modern Woodmen of America at December 31, 2010 and 2009, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2010.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2010 and 2009, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance.
As discussed in Note 1 to the financial statements, during 2009, Modern Woodmen of America, changed its accounting for investments in loan-backed and structured securities in accordance with SSAP No. 43, Loan-Backed and Structured Securities.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 25, 2011

2

Modern Woodmen of America
Balance Sheets — Statutory Basis
(Dollars in Thousands)

	December 31
	2010	2009

Admitted Assets
Investments:
Bonds:
Government	$2,346,366	$1,863,581
Industrial and miscellaneous	6,005,437	5,688,849

	8,351,803	7,552,430

Preferred stocks	21,503	22,123
Common stocks:
Unaffiliated companies	477,410	426,075
Affiliated companies	22,706	21,291

	500,116	447,366

Mortgage loans	562,692	606,062
Real estate:
Property occupied by the Society	28,497	29,518
Property held for the production of income	5,696	6,137
Property held for sale	500	500

	34,693	36,155

Certificateholders’ loans	192,998	196,000
Other invested assets	162,559	108,192

Total investments	9,826,364	8,968,328

Cash and short-term investments	65,689	79,689
Investment income due and accrued	107,929	98,700
Electronic data processing equipment	2,735	664
Premiums in course of collection	306	280
Receivable from affiliates	864	796
Other assets	1,894	1,840
Separate account assets	138,488	115,708

Total admitted assets	$10,144,269	$9,266,005

3

	December 31
	2010	2009

Liabilities and surplus
Liabilities:
Aggregate reserves for certificates and contracts:
Life and annuity	$8,509,018	$7,784,085
Accident and health	3,727	3,901
Certificate and contract claims	13,379	10,625
Other certificateholders’ funds	6,598	6,512
Dividends payable to certificateholders	16,800	24,800
Accrued commissions, general expenses, and taxes	12,535	10,470
Payable to affiliates	5	5
Other liabilities	29,071	23,504

Liability for employees’ and fieldworkers’ benefits	32,414	32,426
Interest maintenance reserve	11,642	6,840
Asset valuation reserve	142,170	110,682
Separate account liabilities	138,488	115,708

Total liabilities	8,915,847	8,129,558

Surplus:
Appropriated	268,073	262,516
Unassigned and other surplus funds	960,349	873,931

Total surplus	1,228,422	1,136,447

Total liabilities and surplus	$10,144,269	$9,266,005

See accompanying notes.

4

Modern Woodmen of America
Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

Income:
Premiums and other considerations:
Life and annuities	$1,073,857	$941,481	$766,532
Other	5,307	5,065	4,867
Investment income, net of investment expenses:
2010 — $10,076; 2009 — $9,594; and 2008 — $9,341	518,329	487,079	458,928
Amortization of interest maintenance reserve	3,642	1,874	2,563
Other income	10,914	3,983	13,268

Total income	1,612,049	1,439,482	1,246,158

Benefits and expenses:
Benefits:
Life and annuities	609,464	568,464	561,776
Other	8,115	8,925	8,334
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	706,971	606,492	431,988
Employees’ and fieldworkers’ benefit plans	(57)	168	(1,451)
Commissions	64,885	57,568	49,476
General insurance expenses	78,090	77,938	75,274
Insurance, taxes, licenses, and fees	6,213	5,806	5,439
Net transfers to separate accounts	4,297	21	5,666

	1,477,978	1,325,382	1,136,502
Fraternal, charitable, and benevolent expenses	23,038	22,608	23,187

Total benefits and expenses	1,501,016	1,347,990	1,159,689

Net gain from operations before dividends to certificateholders and net realized capital gains	111,033	91,492	86,469

Dividends to certificateholders	16,802	24,930	24,206

Net gain from operations before net realized capital gains (losses)	94,231	66,562	62,263

Net realized capital gains (losses)	(14,603)	(36,731)	(69,687)

Net income (loss)	$79,628	$29,831	$(7,424)

See accompanying notes.

5

Modern Woodmen of America
Statements of Changes in Surplus — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

Appropriated:
Balance at beginning of year	$262,516	$256,299	$250,770
Transfer from unassigned surplus	5,557	6,217	5,529

Balance at end of year	268,073	262,516	256,299

Unassigned:
Balance at beginning of year	873,931	848,656	919,705
Net income (loss)	79,628	29,831	(7,424)
Change in net unrealized capital gains (losses)	50,050	105,778	(211,093)
Change in asset valuation reserve	(31,488)	(96,384)	165,202
Change in nonadmitted assets	(6,192)	(7,722)	(6,659)
Transfer to appropriated surplus	(5,557)	(6,217)	(5,529)
Prior period adjustment (Note 1)	—	—	(5,554)
Other increases (decreases), net	(23)	(11)	8

Balance at end of year	960,349	873,931	848,656

Total surplus	$1,228,422	$1,136,447	$1,104,955

See accompanying notes.

6

Modern Woodmen of America
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

Operating activities
Premium and annuity considerations	$1,079,231	$946,816	$771,426
Investment income, net	503,953	476,031	452,588
Miscellaneous income	10,914	3,983	13,268

Total cash provided by operations	1,594,098	1,426,830	1,237,282

Benefit and loss-related payments	(609,701)	(573,335)	(565,488)
Commissions and other expenses paid	(170,130)	(163,117)	(153,007)
Dividends paid to certificateholders	(24,802)	(24,230)	(23,706)
Net transfers to separate accounts	(4,427)	(438)	(4,194)

Total cash used in operations	(809,060)	(761,120)	(746,395)

Net cash provided by operating activities	785,038	665,710	490,887

Investing activities
Proceeds from investments sold or matured:
Bonds	725,723	654,023	435,091
Stocks	37,869	38,152	22,837
Mortgage loans	50,713	46,769	52,915
Real estate	—	—	826
Other invested assets	13,635	3,936	3,832
Miscellaneous proceeds	5,000	88	—

Total investment proceeds	832,940	742,968	515,501

Cash applied, cost of investments acquired:
Bonds	(1,531,671)	(1,256,119)	(908,407)
Stocks	(46,781)	(36,439)	(21,651)
Mortgage loans	(7,350)	(65,488)	(58,259)
Real estate	(430)	(101)	—
Other invested assets	(49,098)	(15,785)	(22,877)
Miscellaneous applications	(5,000)	(503)	(84)

Total investment applications	(1,640,330)	(1,374,435)	(1,011,278)

Net increase in certificateholders’ loans	2,780	(1,895)	(1,323)

Net cash used in investing activities	(804,610)	(633,362)	(497,100)

Other cash provided by financing activities and miscellaneous sources	5,572	12,159	1,199

Net increase (decrease) in cash and short-term investments	(14,000)	44,507	(5,014)
Cash and short-term investments at beginning of year	79,689	35,182	40,196

Cash and short-term investments at end of year	$65,689	$79,689	$35,182

See accompanying notes.

7

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements
(Dollars in Thousands)
December 31, 2010
1. Nature of Operations and Significant Accounting Policies
Description of Business
Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the state of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state except Alaska and Hawaii. The majority of the Society’s business is in the midwestern and southeastern portions of the United States.
MWABank (the Bank) is a wholly owned subsidiary of the Society. The Bank began operations on January 27, 2003, upon approval of its federal savings bank charter by the Office of Thrift Supervision.
MWA Financial Services, Inc. was established as a wholly owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sales of nonproprietary mutual funds, equity securities, and variable products offered by the Society to its members. The equity securities are cleared through Pershing LLC.
MWAGIA, Inc. was established on September 6, 2001, as a wholly owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society’s agents licensed to sell this type of coverage.
Significant Risks
The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:
•	Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices that identify and minimize the adverse impact of this risk.

8

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
•	Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money will not pay. The Society minimizes this risk by adhering to a conservative investment strategy and by maintaining sound credit and collection policies. The Society is also exposed to credit risk in the event of nonperformance by counterparties to derivative instruments. The Society mitigates this risk by only entering into transactions with creditworthy counterparties.

•	Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Society mitigates this risk by charging fees for certain certificateholders’ contract terminations, by offering products that transfer this risk to the purchaser, and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.
Use of Estimates in the Preparation of Financial Statements
The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.
Basis of Presentation
The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance (statutory accounting practices), which practices differ in some respects from U.S. generally accepted accounting principles (GAAP).

9

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
The more significant differences between statutory accounting practices and GAAP follow.
Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.
All single-class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An OTTI is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. If it is determined that an OTTI has occurred as a result of the cash flow analysis, the security is written down to the estimated future cash flows discounted at the security’s effective interest rate. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

10

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high-credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the balance sheet date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income (OCI). If high-credit quality securities are adjusted, the retrospective method is used.
Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include imputed rent for the Society’s occupancy of those properties for statutory purposes.
Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.
Declines in the value of investments due to noninterest-related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (AVR) with changes charged directly to surplus, rather than solely through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.
The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

11

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.
Certain assets designated as nonadmitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.
Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest, which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.
Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.
Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded.
Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.
Revenues for universal life-type policies and annuity policies consist of the entire premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

12

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
For purposes of calculating the Society’s pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included. In addition, unrecognized gains or losses and unrecognized service costs are included in other comprehensive income under GAAP.
Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.
Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.
Other significant statutory accounting practices follow.
Cash and Short-Term Investments
In connection with the preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates fair value.
Investments
Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at fair value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society’s noninsurance subsidiaries, the common stock is reported based on underlying GAAP equity. Minor ownership interests in limited partnerships are also carried at a related share of GAAP equity.

13

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
The NAIC defines a hybrid security as a security designed with characteristics of both debt and equity, which provides protection to the issuer’s senior note holders. During 2009, the NAIC required all defined hybrid securities to be reclassified from preferred stock and reported as bonds. As a result, as of December 31, 2008, hybrid securities with a carrying value of $19,917 were reclassified from preferred stock to bonds. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with Statement on Statutory Accounting Principles (SSAP) No. 43, Loan-Backed and Structured Securities, and therefore are reported at amortized cost based upon their NAIC rating. Hybrid securities were reported as bonds as of December 31, 2010 and 2009.
Mortgage loans are predominantly first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate, or as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable that the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.
Certificateholders’ loans are reported at unpaid principal balance.
Land is reported at cost. Real estate occupied by the Society, real estate held for the production of income, and real estate held for sale are reported at depreciated cost net of related obligations. Real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.
The balance in home office property relates to an expansion of the Society’s home office. The costs of buildings owned for the Society’s own use incurred prior to this expansion have been charged to unassigned surplus.

14

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned and other surplus funds. However, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific write-down through realized losses is taken, except for certain mortgage and asset backed securities. For mortgage and asset backed securities where the Society has the ability and intent to hold until recovery, the carrying values are written down through realized losses to the extent the estimated future cash flows discounted at the effective interest rate are less than carrying amount. For those same mortgage and asset backed securities, the difference between the estimated discounted cash flows and fair value is charged directly to surplus.
The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.
The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities, which are amortized into net investment income over the estimated remaining lives of the investments sold.
The Society’s investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic, and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.
Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not recorded on investments when there is evidence of default or another indication that such amounts will not be collected. There was no excluded investment income for the years ended December 31, 2010, 2009, or 2008.

15

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
Derivatives
The Society takes positions from time to time in certain derivative instruments to increase investment returns and to hedge against adverse interest rate movements. During 2009, the Society acquired two warrants on bond holdings. No additional derivatives were acquired during 2010. As of December 31, 2010 and 2009, the Society held two warrants on bond holdings.
The financial instruments used by the Society do not qualify for hedge accounting. Accordingly, the instruments are recorded at their fair value in other invested assets on the balance sheets, and any change in the value of the instruments is recorded as an unrealized gain or loss, with a corresponding increase or decrease taken directly to surplus. The Society’s use of derivatives is further described in Note 2.
Electronic Data Processing
The admitted value of the Society’s electronic data processing equipment is limited to 3% of capital and surplus. The admitted portion is reported at cost, less accumulated depreciation of $7,613 and $8,321 in 2010 and 2009, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2010, 2009, and 2008 was $974, $2,155, and $2,165, respectively.
Reserves for Life, Annuity, and Accident and Health Certificates
Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed certificate cash values or the amounts required by the Illinois Department of Financial and Professional Regulation — Division of Insurance. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Net premiums exceed the gross premiums on $7,076,402 of insurance in force with a corresponding reserve of $107,044.

16

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
For substandard table ratings, midterminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, midterminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.
The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.
The liabilities related to guaranteed investment contracts and certificateholder funds left on deposit with the Society generally are equal to fund balances less applicable surrender charges.
Revenue Recognition and Related Expenses
Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on contracts with no mortality or morbidity risk are recorded directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.
Dividends to Certificateholders
Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society’s Board of Directors. Participating business written accounted for approximately 99% of total premiums earned in 2010 and 2009.

17

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered by EquiTrust Life Insurance Company for individual annuities and life insurance products with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at estimated fair value. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts’ certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.
Reinsurance
The Society reinsures certain risks related to a small portion of its business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2010, 2009, and 2008, insurance premiums were reduced by $27,938, $20,552, and $26,910, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $5,349, $10,396, and $5,398 in 2010, 2009, and 2008, respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2010 — $43,423; 2009 — $37,746; and 2008 — $49,013). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.
Other
Nonadmitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.
Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2010 and 2009, consists of an endowment reserve for future fraternal activities.

18

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
Adjustments to Unassigned Surplus
In 2008, the Society discovered errors in reporting prior year balances for retirement plans and other postretirement benefit plans. Errors relating to an understatement of prepaid pension costs and overstatement of prepaid postretirement group life insurance benefits resulted in an understatement of nonadmitted assets by $32,692. An adjustment was made during 2008 to unassigned surplus to correct these errors. Additionally, the liability for group life insurance benefits was overstated by $741, and the liability for uninsured benefit plans was understated by $6,295 at December 31, 2007. A net adjustment of $(5,554) has been included in 2008 unassigned surplus to correct these errors.
During 2009 and 2010, there were no accounting changes or corrections of errors.
Recent Accounting Pronouncements
Effective December 31, 2010, the Society adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result of these modifications, for securities lending programs, collateral received by the Society’s agent that can be sold or re-pledged is reported on the balance sheet. This change in accounting principle had no impact on the Society’s results of operations or financial position.
Effective December 31, 2010, the Society adopted SSAP No. 100, Fair Value Measurements, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to the Society’s results of operations or financial position. See Note 10 for further details.
During 2010, revisions were adopted to certain paragraphs of SSAP No. 43R, Loan-Backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes have an effective date of January 1, 2011 and are to be applied on a prospective basis. Therefore, there is no impact to the Society’s results of operations or financial position for 2010.

19

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
1. Nature of Operations and Significant Accounting Policies (continued)
During 2010, revisions were made to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The revised definitions will most likely result in more securities being accounted for under SSAP No. 43R. Companies are to prospectively apply the clarified guidance effective January 1, 2011. The Society is in the process of determining the impact of these changes.
Effective September 30, 2009, the Society adopted SSAP No. 43 — Revised, Loan-Backed and Structured Securities (SSAP 43R). This statement establishes statutory accounting principles for investments in loan-backed securities and structured securities. SSAP No. 43R changes the accounting for OTTIs. If the Society intends to sell a security or lacks the intent to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Society does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. The Society did not report a cumulative effect adjustment for loan-backed and structured securities at the time of the implementation of SSAP No. 43R, as the Society did not have the intent to hold these securities to recovery of its amortized cost basis. Additionally, the Society does not presently assess the present value of cash flows of loan-backed and structured securities due to the lack of intent to hold these securities to recovery of the amortized cost. Loan-backed and structured securities currently held with a recognized OTTI are further described in Note 2.
Effective December 31, 2009, the Society adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosures of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Society’s results of operations or financial position. See Note 11 for further discussion of the Society’s consideration of subsequent events.
Reclassification
Certain reclassifications have been made to the 2010 and 2009 financial statements to conform to the 2010 presentation.

20

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments
The amortized cost and estimated fair value of bonds and preferred and common stocks as of December 31, 2010 and 2009, are as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

December 31, 2010
Bonds:
U.S. government and agencies	$1,666,898	$105,471	$(7,818)	$1,764,551
States and political subdivisions	679,467	13,860	(17,385)	675,942
Corporate securities	5,781,288	450,120	(43,773)	6,187,635
Hybrid securities	5,679	2,797	—	8,476
Mortgage and asset-backed securities	218,471	7,620	(5,984)	220,107

	$8,351,803	$579,868	$(74,960)	$8,856,711

Preferred stocks	$21,503	$2,040	$—	$23,543

Common stocks — unaffiliated	$276,591	$206,216	$(5,397)	$477,410

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

December 31, 2009
Bonds:
U.S. government and agencies	$1,571,249	$81,848	$(2,218)	$1,650,879
States and political subdivisions	292,103	3,205	(10,812)	284,496
Foreign governments	229	7	—	236
Corporate securities	5,341,410	277,983	(92,463)	5,526,930
Hybrid securities	15,990	380	(791)	15,579
Mortgage and asset-backed securities	331,449	3,093	(20,459)	314,083

	$7,552,430	$366,516	$(126,743)	$7,792,203

Preferred stocks	$22,123	$1,606	$(141)	$23,588

Common stocks — unaffiliated	$257,042	$176,353	$(7,320)	$426,075

21

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
The following tables show amortized costs, gross unrealized losses, and fair values of bonds aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position.

	December 31, 2010
		Gross
	Statement	Unrealized	Estimated
	Value	Loss	Fair Value

Less than 12 months:
U.S. government and agencies	$154,425	$(7,818)	$146,607
States and political subdivisions	305,241	(10,947)	294,294
Corporate securities	554,181	(24,631)	529,551
Mortgage and asset-backed securities	10,700	(29)	10,672

	1,024,547	(43,425)	981,124

Greater than 12 months:
States and political subdivisions	20,000	(6,438)	13,562
Corporate securities	143,544	(19,142)	124,402
Mortgage and asset-backed securities	34,556	(5,955)	28,601

	198,100	(31,535)	166,565

Total	$1,222,647	$(74,960)	$1,147,689

22

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)

	December 31, 2009
		Gross
	Statement	Unrealized	Estimated
	Value	Loss	Fair Value

Less than 12 months:
U.S. government and agencies	$76,113	$(2,107)	$74,006
States and political subdivisions	183,255	(7,874)	175,381
Corporate securities	301,347	(9,168)	292,179
Mortgage and asset-backed securities	39,317	(3,088)	36,229

	600,032	(22,237)	577,795

Greater than 12 months:
U.S. government and agencies	9,341	(111)	9,230
States and political subdivisions	23,612	(2,938)	20,674
Corporate securities	687,145	(83,295)	603,850
Hybrid securities	15,554	(791)	14,763
Mortgage and asset-backed securities	216,679	(17,371)	199,308

	952,331	(104,506)	847,825

Total	$1,552,363	$(126,743)	$1,425,620

Included in the above tables are 262 securities from 155 issuers at December 31, 2010, and 284 securities from 191 issuers at December 31, 2009. Approximately 93% and 86% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade at December 31, 2010 and 2009, respectively. Investment grade securities are defined as those securities rated a “1” or “2” by the SVO. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.
The Society defines its exposure to subprime mortgages as those securities that are not backed by FNMA, FHLMC, or GNMA; whole loans not classified as either Prime or Alt-A; and any CDO that has exposure to subprime collateral. At December 31, 2010, the Society held one CDO security with adjusted book value of $410 that had direct subprime exposure. The Society monitors its whole loan portfolio closely for signs of mortgage-related risk exposure. All whole loan positions were AAA rated at December 31, 2010, and showed no signs that any were impaired. At December 31, 2009, the Society held two CDO securities with adjusted book value of $436 that had direct subprime exposure.

23

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality, including its subprime exposure. In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:
•	Historical operating trends.
•	Business prospects.
•	Status of the industry in which the issuer operates.
•	Quality of management.
•	Size of the unrealized loss.
•	Length of time the security has been in an unrealized loss position.
•	The Society’s decision to sell a security prior to its maturity at an amount below its carrying amount.
•	The Society’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount.
The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and the Society has the ability and intent to hold these securities until they recover in value or mature.
At December 31, 2010, the Society also had $3,496 of gross unrealized losses on equity securities with an estimated market value of $25,829 that have been in an unrealized position for more than one year and $1,901 of gross unrealized losses on equity securities with an estimated market value of $45,831 that have been in an unrealized position for less than one year. At December 31, 2009, the Society also had $7,046 of gross unrealized losses on equity securities with an estimated market value of $64,146 that have been in an unrealized position for more than one year and $415 of gross unrealized losses on equity securities with an estimated market value of $6,894 that have been in an unrealized position for less than one year.

24

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
The Society is required to categorize its loan-backed and structured securities based upon the reason for which the Society recognized an OTTI. The following summarizes those securities for which the OTTI was recorded during the year ended December 31, 2010:

OTTI recognized based on:
Intent to sell	$—
Inability or lack of intent to hold the investment in the security for a period of time sufficient to recover the amortized cost basis	26,596
Present value of the cash flows expected to be collected is less than the amortized cost basis of the security	—

Total OTTI on loan-backed securities	$26,596

The unrealized losses of loan-backed securities where fair value is less than cost or amortized cost for which OTTI has not been recognized in earnings at December 31, 2010, is as follows:

Continuous Unrealized	Amortized	Unrealized
Loss Position	Cost	Loss	Fair Value

Less Than 12 Months	$113,599	$(6,594)	$107,005
12 Months or Longer	110,312	(25,070)	85,242
No securities were held at December 31, 2010 and 2009 with a recognized OTTI where the present value of cash flows expected to be collected were less than the amortized cost basis of the securities.

25

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
The amortized cost and estimated fair value of bonds at December 31, 2010, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Statement	Fair
	Value	Value

Due in one year or less	$354,392	$364,817
Due one through five years	2,408,246	2,576,296
Due five through ten years	3,031,253	3,235,451
Due after ten years	740,642	759,547

	6,534,533	6,936,111

Mortgage-backed and other securities without a single maturity date	1,817,270	1,920,600

	$8,351,803	$8,856,711

Major categories of net investment income (loss) are summarized as follows:

	Year Ended December 31
	2010	2009	2008

Bonds	$453,906	$427,412	$392,204
Preferred stocks	367	(78)	1,013
Common stocks (unaffiliated)	7,838	7,410	9,150
Mortgage loans	41,750	40,315	43,244
Real estate	4,950	4,946	5,216
Certificateholders’ loans	12,989	12,973	12,798
Cash and short-term investments	177	356	1,014
Derivative instruments	—	—	(1,932)
Other invested assets	4,494	1,704	2,118
Other	1,934	1,635	3,444

	528,405	496,673	468,269
Less investment expenses	10,076	9,594	9,341

	$518,329	$487,079	$458,928

26

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31, are summarized as follows:

	Realized			Change in Unrealized
	2010	2009	2008	2010	2009	2008

Bonds	$(23,171)	$(19,421)	$(61,865)	$9,473	$(2,895)	$(4,235)
Preferred stocks	161	—	(3,446)	—	1,051	(1,051)
Common stocks	12,355	(8,595)	(15,789)	30,700	93,509	(179,073)
Real estate	—	—	683	—	—	—
Other invested assets	4,496	(664)	15	9,524	12,137	(26,293)
Derivative instruments	—	—	—	(115)	31	1,932
Other	—	(375)	(2)	468	1,945	(2,373)

Total capital gains (losses)	(6,159)	(29,055)	(80,404)	50,050	105,778	(211,093)

Transferred to interest maintenance reserve	(8,444)	(7,676)	10,717	—	—	—

Net capital gains (losses)	$(14,603)	$(36,731)	$(69,687)	$50,050	$105,778	$(211,093)

Proceeds from sales of bonds during 2010, 2009, and 2008 were $164,803, $155,809, and $550, respectively. Gross gains and gross losses realized from these transactions amounted to $17,436 and $1,355 for 2010, $7,089 and $(1,097) for 2009, and $0 and $(2,250) for 2008, respectively. Realized capital losses on bonds in 2010, 2009, and 2008, included the recognition of OTTIs of $35,876, $28,636, and $49,002, respectively. Realized capital losses on common stocks in 2010, 2009, and 2008, included the recognition of OTTIs of $0, $20,799, and $22,162, respectively. Realized capital losses on preferred stocks in 2010, 2009, and 2008, included the recognition of OTTIs of $0, $0, and $3,559, respectively.
The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2010 and 2009, 33.5%, or $2,800,926, and 32.9%, or $2,481,210, respectively, of the Society’s bond portfolio was invested in private placement bonds.
At December 31, 2010 and 2009, 99.75% and 99.58%, respectively, of the Society’s bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair value. Investments totaling $1,163 and $1,205 were nonincome producing at December 31, 2010 and 2009, respectively.

27

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
At December 31, 2010, the Society had outstanding funding commitments of $81,500 for private placement bonds and $55,892 for other invested asset contributions.
At December 31, 2010 and 2009, the Society had $316,279 and $230,625, respectively, of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2010, the aggregate amount of collateral received under 30-day terms or less was $322,931, and the aggregate fair value of all securities acquired from the sale, trade, or use of the accepted collateral was $323,536. All collateral was invested in the Core USA collateral pool of The Northern Trust Company.
Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2010 and 2009, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2010	2009		2010	2009

North Central	38%	38%	Retail	48%	49%
South Atlantic	14	15	Industrial	38	36
Pacific	13	13	Office	10	11
South Central	11	11	Other	4	4
Mid Atlantic	10	9
New England	6	6
Mountain	8	8

28

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
2. Investments (continued)
During 2010, the respective maximum and minimum lending rates for mortgage loans were 7.50% and 6.00%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2010, the Society held no mortgages with interest overdue beyond 180 days (excluding accrued interest). At December 31, 2010, the Society held no restructured mortgages. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society has three loan commitments that were made in 2010 for closing in 2011 totaling $33,000.
At December 31, 2004, the Society owned one variable interest rate accrual cap with a cost and notional amount of $18,550 that expired on June 7, 2008. The Society amortized $1,932 of its book value as a direct charge to net investment income during 2008.
During 2009, the Society acquired two warrants on bond holdings, which are reflected in the accompanying balance sheet at their estimated fair value of $40 at December 31, 2010. The Society also recorded ($115) and $31 of unrealized gains (losses) on these instruments for the years ended December 31, 2010 and 2009, respectively.
3. Investments in Affiliated Companies
The Society’s investments in affiliated companies are as follows:

	December 31
	2010	2009

MWA Financial Services, Inc.	$1,012	$973
MWABank	21,694	20,318

	$22,706	$21,291

At December 31, 2010 and 2009, the total consolidated assets of MWA Financial Services, Inc. were $1,871 and $1,747, respectively. Net losses for the years ended December 31, 2010, 2009, and 2008 were $1,462, $1,022, and $879, respectively.

29

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
3. Investments in Affiliated Companies (continued)
At December 31, 2010 and 2009, the total assets of MWABank were $241,105 and $221,832, respectively. Net income for the year ended December 31, 2010 was $318, while net losses for 2009 and 2008 were $894 and $1,272, respectively.
The Society entered into separate servicing agreements with MWA Financial Services, Inc. and MWABank, whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $4,197, $3,916, and $3,661 during 2010, 2009, and 2008, respectively. The Society made capital contributions of $1,500, $1,100, and $1,000 to MWA Financial Services, Inc. during 2010, 2009, and 2008, respectively. Additionally, the Society made capital contributions of $1,000, $1,000, and $3,000 to MWABank during 2010, 2009, and 2008, respectively.
4. Line of Credit
The Society has a $50,000 collateralized line of credit available from The Northern Trust Company to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement has no date of expiration. The Society had no borrowings from this line of credit as of December 31, 2010 and 2009. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

30

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
5. Annuity Reserves and Deposit Fund Liabilities
The Society’s annuity reserves and other certificateholder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31
	2010		2009
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$1,570,021	25%	$1,319,255	24%

Total with adjustment or at market value	1,570,021	25	1,319,255	24
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	4,452,185	72	4,035,970	73
Not subject to discretionary withdrawal	169,344	3	139,641	3

Total annuity reserves and deposit fund liabilities — before reinsurance	6,191,550	100%	5,494,866	100%

Less reinsurance ceded	—		—

Net annuity reserves and deposit fund liabilities	$6,191,550		$5,494,866

A reconciliation of total annuity actuarial reserves and deposit fund liabilities is as follows:

	December 31
	2010	2009

Life and Accident and Health Annual Statement:
Annuity reserves, total net	$5,828,827	$5,173,853
Supplementary contracts with life contingencies, total net	53,767	52,367
Deposit-type contracts, total net	176,051	158,263

	6,058,645	5,384,483
Separate Accounts Annual Statement:
Annuity reserves, total net	132,905	110,383

Total annuity actuarial reserves and deposit fund liabilities	$6,191,550	$5,494,866

31

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
6. Separate Accounts
Information regarding the nonguaranteed separate accounts of the Society as of, and for the years ended December 31, are as follows:

	2010	2009	2008

Premiums, deposits, and other considerations	$12,636	$7,799	$11,825

Reserves:
For accounts with assets at:
Market value	$132,905	$110,383	$87,661

Total	$132,905	$110,383	$87,661

	2010	2009

Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
At market value	$132,863	$110,343
Not subject to discretionary withdrawal	42	40

Total separate account reserves	$132,905	$110,383

32

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
6. Separate Accounts (continued)
A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year Ended December 31
	2010	2009	2008

Transfers as reported in the summary of operations of the separate account statement:
Transfers to separate accounts	$12,636	$7,799	$11,825
Transfers from separate accounts	8,468	(8,195)	(4,686)

Net transfers to separate accounts	4,168	(396)	7,139

Reconciling adjustments:
Charges for investment management, etc.	129	417	(1,473)

Transfers as reported in the statements of operations herein	$4,297	$21	$5,666

7. Capital and Surplus
The Society is required to maintain minimum surplus levels established by the Illinois Department of Financial and Professional Regulation — Division of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Illinois. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2010, the Society’s surplus exceeded the minimum levels required by the Illinois Department of Financial and Professional Regulation — Division of Insurance and RBC standards.

33

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans
The Society has noncontributory defined-benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The Society’s policy is to fund amounts expensed. The benefits are generally based on years of service and the employee’s compensation during employment. The Society’s funding method is the level dollar entry age normal method. The plan includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the plan’s investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this plan’s obligations. Pension expense for 2010, 2009, and 2008 was $7,875, $5,200, and $4,744, respectively, including $170, $(689), and $(1,174), respectively, related to the medical benefit plans.

34

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)
A summary of assets, obligations, and assumptions of the pension and other postretirement benefit plans are as follows, with the Society using a December 31 measurement date:

			Other Postretirement
	Pension Benefits		Benefits
	December 31		December 31
	2010	2009	2010	2009

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$270,558	$247,227	$10,891	$9,917
Projected nonqualified benefit obligation at beginning of year	27,877	28,799	—	—
Service cost	8,939	8,999	1,054	778
Interest cost	19,662	17,628	730	644
Actuarial gain (loss)	29,606	5,583	276	565
Benefits paid	(10,116)	(9,801)	(1,063)	(1,013)

Projected benefit obligation at end of year	$346,526	$298,435	$11,888	$10,891

Change in plan assets
Fair value of plan assets at beginning of year	$258,519	$221,804	$22,071	$14,312
Actual return on plan assets	27,746	35,399	3,160	4,225
Employer contributions	11,317	11,117	3,158	4,547
Benefits paid	(10,116)	(9,801)	(1,044)	(1,013)

Fair value of plan assets at end of year	$287,466	$258,519	$27,345	$22,071

35

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)

			Other Postretirement
	Pension Benefits		Benefits
	December 31		December 31
	2010	2009	2010	2009

Funded status	$(59,060)	$(39,916)	$15,457	$11,180
Unrecognized net actuarial gain	73,388	51,655	3,284	4,998
Unamortized prior service cost	—	—	16	27
Remaining net obligation or net asset at initial date of application	(1,061)	(1,473)	(22)	(35)

Prepaid assets	$13,267	$10,266	$18,735	$16,170

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$286,238	$246,723	$11,888	$10,891

Benefit obligation for nonvested employees
Projected benefit obligation	$12,680	$8,722	$19,941	$18,629
Accumulated benefit obligation	7,466	5,541	21,217	18,710

Weighted-average assumptions used to determine projected benefit obligation as of December 31
Weighted-average discount rate	6.00%	6.70%	6.00%	6.70%
Rate of compensation increase	5.00	5.00	N/A	N/A

36

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008

Weighted-average assumptions used to determine net periodic benefit cost as of December 31
Weighted-average discount rate	6.70%	6.50%	5.75%	6.70%	6.50%	5.75%
Expected long-term rate of return on plan assets	7.00	7.00	7.00	7.00	7.00	7.00
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A

Components of net periodic benefit cost
Service cost	$8,939	$8,999	$9,168	$1,054	$778	$961
Interest cost	19,662	17,628	16,042	730	644	551
Expected return on plan assets	(19,123)	(18,290)	(17,636)	(1,545)	(1,002)	(1,290)
Amortization of transition asset	(412)	(412)	(412)	(13)	(13)	(13)
Net amortization and deferral	(750)	(475)	714	386	164	6

Net periodic benefit cost	$8,316	$7,450	$7,876	$612	$571	$215

For measurement purposes, a 5.5% annual rate of increase in the per capita cost of covered healthcare benefits was assumed for 2011. The rate was assumed to decrease gradually to 4.5% for 2013 and remain at that level thereafter.

37

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)
A one percentage point change in assumed healthcare cost trend rates would have the following effects:

	One	One
	Percentage	Percentage
	Point	Point
	Increase	Decrease

Effect on total of service and interest cost components	$238	$(201)
Effect on accumulated postretirement benefit obligation	1,503	(1,273)
The accumulated benefit obligation for all defined-benefit plans was $286,238 and $245,256 at December 31, 2010 and 2009, respectively. A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets, is reported as a surplus adjustment. The accumulated benefit obligation for the Society’s qualified defined-benefit plans did not exceed the fair value of the assets and accrued liabilities of $316,728 and $287,789 at December 31, 2010 and 2009, respectively. Accordingly, at December 31, 2010 and 2009, there was no minimum liability adjustment.
Pension Plan Assets
Pension plan weighted-average asset allocations at December 31, 2010 and 2009, by asset category, are as follows:

	Retirement Plan
	Assets at December 31
	2010	2009

Asset category
Equity	44%	41%
Fixed income	52	54
Cash and short-term	4	5

	100%	100%

38

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)

	401(h) Plan Assets
	at December 31
	2010	2009
Asset category
Equity	100%	100%
The Society’s long-range asset allocation model for the retirement plan is 50% equities and 50% fixed income. At December 31, 2010, the Society utilized an expected long-term return of 7% on pension fund assets. The expected long-term rate of return on plan assets is based on historical market returns for the plan’s investment classes, current market conditions, and expected future market trends, as they affect changes in interest rates and anticipated equity market performance. The Society also considers factors such as the timing and amounts of expected contributions to the plan and benefit payments to plan participants.
The expected benefit payments to be paid in the next 10 years ending December 31 are outlined below:

Years ending December 31:
2011	$9,840
2012	10,934
2013	12,112
2014	13,524
2015	14,601
2016—2020	90,999

39

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)
The pension and other postretirement benefit plans’ financial investments measured and reported at fair value are classified and disclosed in one of the following categories:
Level 1 — Unadjusted quoted prices in active markets that are accessible to the reporting entity at the measurement date for identical assets and liabilities.
Level 2 — Inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
•	Quoted prices for similar assets and liabilities in active markets

•	Quoted prices for identical or similar assets or liabilities in markets that are not active

•	Observable inputs other than quoted prices that are used in the valuation of the assets or liabilities (e.g., interest rate and yield curve quotes at commonly quoted intervals)

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means
Level 3 — Unobservable inputs for the asset or liability (i.e., supported by little or no market activity). Level 3 inputs include management’s own assumption about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The level in the fair value hierarchy within which the fair value measurement is classified is determined based on the lowest level of input that is significant to the fair value measurement in its entirety. Fair values of fixed maturity securities are reported based on quoted market prices, where available. Fair values of fixed maturity securities not actively traded in a liquid market are estimated using matrix pricing and modeling techniques for estimating fair values or internal pricing software generally based on market observable inputs. Fair values of equity securities are based on the latest quoted market prices, or for those not readily traded, at estimated values that are based on the financial position of the investee.

40

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)
The valuation techniques used by the Plan to measure fair value at December 31, 2010, maximized the use of observable inputs and minimized the use of unobservable inputs.

	Assets at Fair Value as of December 31, 2010*
	Level 1	Level 2	Level 3	Total

Bonds:
Government	$—	$29,354	$—	$29,354
States and political subdivisions	—	29,061	—	29,061
Corporate	—	43,613	10,081	53,694
Residential mortgage-backed	—	30,735	—	30,735
Commercial mortgage-backed	—	6,892	—	6,892
Common stock:
Utilities	7,038	—	—	7,038
Banks, trust, and insurance	6,935	—	—	6,935
Other	68,443	—	—	68,443
Mutual funds:
Stock — Large-cap blend	—	9,038		9,038
Stock — Mid-cap blend	16,600	—	—	16,600
Stock — Small-cap blend	10,142	—	—	10,142
Stock — Small-cap value	4,262	—	—	4,262
Stock — Real estate	3,008	—	—	3,008
Hedge funds	—	—	4,901	4,901
Short-term investments	5,587	—	—	5,587
Net assets held in 401(h) account:
Mutual funds:
Stock — Large-cap blend	9,699	—	—	9,699
Stock — Large-cap growth	2,654	—	—	2,654
Stock — Large-cap value	2,780	—	—	2,780
Stock — Small-cap blend	2,721	—	—	2,721
Balanced	9,478	—	—	9,478
Short-term investments	12	—	—	12

Total	$149,359	$148,693	$14,982	$313,034

*	Note that these amounts exclude cash and receivables.

41

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
8. Employee Benefit Plans (continued)
A reconciliation of the beginning and ending balance of the pension and other postretirement benefit plans’ assets measured at fair value on a recurring basis using Level 3 inputs for the year ended December 31, 2010, are as follows:

	Level 3 Fair Value Measurements
		Other
		Invested
	Bonds	Assets	Total

Beginning balance at January 1, 2010	$10,081	$3,463	$13,544
Actual return on plan assets:
Relating to assets still held at reporting date		461	461
Relating to assets sold during the period
Purchases, sales, issuances, and settlements, net		977	977

Ending balance at December 31, 2010	$10,081	$4,901	$14,982

The Society does not have any regulatory contribution requirements for 2011; however, the Society currently intends to make voluntary contributions to the qualified defined-benefit pension plan of $7,705 and to the other postretirement plan of $2,568 in 2011.
The Society also has a defined-contribution 401(k) plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. Participants may contribute up to 15% of their annual compensation to the plan, and the Society contributes an amount equal to 50% of each participant’s contribution for the first 6% of the participant’s compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2010, 2009, and 2008 were $2,072, $1,923, and $1,758, respectively.
The Society sponsors a retiree healthcare benefit plan that provides a prescription drug benefit that is at least actuarially equivalent to Medicare Part D. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) includes features to Medicare Part D that affect the measurement of the accumulated postretirement benefit obligation and net periodic postretirement cost for this plan. The Society’s gross benefit payments for 2010 were $921, including the prescription drug benefit, and

42

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
estimates payments in 2011 to be $972. The Society’s subsidy related to the Act was $92 for 2010, and is estimated to be $97 for 2011.
9. Fair Value of Financial Instruments
The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:
Cash and short-term investments, premiums in course of collection, and investment income due and accrued: The carrying amounts reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.
Bonds, preferred stocks, and unaffiliated common stocks: Fair values are based on values published by the SVO, quoted market prices in active markets, or dealer quotes. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investment.
Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.
Certificateholders’ loans: Certificateholders’ loans, which have no defined maturity, had interest rates at December 31, 2010 that ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificateholder loans.
Separate account assets: Separate account assets are reported at estimated fair value in the Society’s statutory-basis balance sheets.
Derivative instruments: Fair values of derivative instruments are based on pricing models or formulas using current assumptions and are classified as other invested assets.
Aggregate reserves for interest-sensitive certificates and contracts, life and annuity: The Society’s investment contracts, deferred annuities, and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

43

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
9. Fair Value of Financial Instruments (continued)
Certificate and contract claims, other certificateholders’ funds, and dividends payable to certificateholders: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.
Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost the Society would incur to extinguish the liability.
The estimated carrying amounts and fair values of the Society’s financial instruments are as follows:

	December 31, 2010		December 31, 2009
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial assets:
Cash and short-term investments	$65,689	$65,689	$79,689	$79,689
Investment income due and accrued	107,929	107,929	98,700	98,700
Premiums in course of collection	306	306	280	280
Bonds	8,351,803	8,856,711	7,552,430	7,792,203
Preferred stocks	21,503	23,543	22,123	23,588
Common stocks — unaffiliated	477,410	477,410	426,075	426,075
Mortgage loans	562,692	601,569	606,062	608,970
Certificateholders’ loans	192,998	192,998	196,000	196,000
Separate account assets	138,488	138,488	115,708	115,708
Financial liabilities:
Aggregate reserves for interest- sensitive certificates and contracts, life and annuity	7,228,172	7,106,956	6,579,404	6,462,326
Certificate and contract claims	13,379	13,379	10,625	10,625
Other certificateholders’ funds	6,598	6,598	6,512	6,512
Dividends payable to certificateholders	16,800	16,800	24,800	24,800
Separate account liabilities	138,488	138,488	115,708	115,708

44

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
9. Fair Value of Financial Instruments (continued)
Fair Value Measurement
The Society’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy designed to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized below:
•	Level 1 — Quoted prices in active markets for identical investments.

•	Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Society’s own assumptions in determining the fair value of investments).

45

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
9. Fair Value of Financial Instruments (continued)
The valuation techniques used by the Society to measure fair value during the years ended December 31, 2010 and December 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. During 2010, amendments were made to SSAP No. 100, Fair Value Measurements, to eliminate the requirement to differentiate and report fair value measurements on separate recurring and non-recurring schedules. Instead, for December 31, 2010, all fair value measurements will be reported on a single schedule by class. The 2009 schedules were not required to be restated. The following table provides information as of December 31, 2010 about the Society’s financial assets measured at fair value.

	December 31, 2010
	Level 1	Level 2	Level 3	Total

Industrial and miscellaneous bonds	$—	$45	$9,744	$9,789
Industrial and miscellaneous common stocks	477,410	—	—	477,410
Warrants	40	—	—	40
Separate account assets	138,488	—	—	138,488

Total assets at fair value	$615,938	$45	$9,744	$625,727

The following table provides information as of December 31, 2009 about the Society’s financial assets measured at fair value on a recurring basis.

	December 31, 2009
	Level 1	Level 2	Level 3	Total

Common stocks	$426,075	$—	$—	$426,075

Total assets at fair value	$426,075	$—	$—	$426,075

46

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
9. Fair Value of Financial Instruments (continued)
Certain financial assets are measured at fair value on a nonrecurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2009. The following table summarizes the changes in assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

December 31, 2009
Bonds	$18,795	$11,228	$1,079	$31,102

Total change in assets	$18,795	$11,228	$1,079	$31,102

There were no transfers between Level 1 and Level 2 for 2010.
The following table summarizes the changes in assets classified in Level 3 for 2010:

Total
				Gains and	Total Gains
				(Losses)	and	Purchases,
	Balance at		Transfers	Included	(Losses)	Issuances,	Balance at
	January 1,	Transfers	out of	in Net	Included	Sales and	December
	2010	into Level 3	Level 3	Income	in Surplus	Settlements	31, 2010

Bonds
Industrial and misc.	$1,079	$8,744	$167	$(5)	$150	$(57)	$9,744

Total	$1,079	$8,744	$167	$(5)	$150	$(57)	$9,744

Transfers from Level 2 to Level 3 were because of a lack of observable market data due to decrease in market activity for these securities. Transfers from Level 3 to Level 2 were because observable market data became available for these securities. Securities matured on January 1, 2011 at their fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
As of December 31, 2010, the reported fair market value of Level 2 securities was $45, while the fair market value of Level 3 securities was $9,744. Bonds classified as Level 2 securities were valued using information provided to the Society by the Trustee. Bonds classified as Level 3 securities were valued by a third party using a proprietary model to value the various inputs and from information received from the bankruptcy court.

47

Modern Woodmen of America
Notes to Statutory-Basis Financial Statements (continued)
(Dollars in Thousands)
10. Contingencies
Various lawsuits against the Society have arisen in the ordinary course of the Society’s business. Contingent liabilities arising from litigation and other matters are not considered material in relation to the financial position of the Society. The Society is a defendant in an adversary proceeding attached to the bankruptcy case involving Lehman Brothers and its subsidiaries relating to credit derivative transactions that were held in our investment portfolio. This action is in the preliminary discovery phase. The Society will aggressively defend this matter.
11. Subsequent Events
The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 25, 2011, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in any adjustment of the financial statements themselves (Type II). As of April 25, 2011, the Society has not identified any Type I or Type II subsequent events at December 31, 2010.

48

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)(1)	Financial Statements

All required financial statements are included in Part B.

(2)	Financial Statement Schedules(7)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)	Exhibits

(1)	Certified resolution of the board of directors of Modern Woodmen of America (the “Society”) establishing Modern Woodmen of America Variable Annuity Account (the “Account”).(1)

(2)	Not Applicable.

(3)	Distribution Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”).(1)

(3)(a) Amendment to Distribution Agreement.(6)

(4)(a) Certificate Form.(2)

 (b) Variable Supplemental Contract.(2)

(5)(a) Certificate Application.(2)

 (b) Suitability Supplement.(7)

(6)(a) Articles of Incorporation of the Society.(1)

 (b) By-Laws of the Society (included in exhibit 6(a) hereto).(1)

 (c) Revised By-Laws(7)

(7) Not Applicable.

(8)(a) Participation Agreement relating to American Century Investments.(2)

(1) Amendment to Participation Agreement(6)

(2) Amendment No. 1 to Shareholder Services Agreement(6)

(3) Amendment No. 2 to Shareholder Services Agreement.(6)

(4) Novation Agreement relating to American Century Investment Services, Inc.(6)

(b) Participation Agreement relating to Dreyfus Funds.(3)

(1) Supplemental Agreement(5)

(2) Amendment to Fund Participation Agreement(5)

(c) Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(4)

(1) Amended Participation Agreement(5)

(d) Participation Agreement relating to Fidelity Variable Insurance Products Funds.(2)

(1) Amendment to Participation Agreement(6)

(e) Participation Agreement relating to JPMorgan Series Trust II.(2)

(1) Amendment to Fund Participation Amendment(5)

(f) Participation Agreement relating to Summit Pinnacle Series.(2)

(g)	Participation Agreement relating to T. Rowe Price Equity Series Fund, Inc. and T. Rowe Price International Series, Inc.(3)

(h) Variable Products Compliance Agreement.(7)

(i)  (1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(5)

     (2) American Century Shareholder Information Agreement (Rule 22c-2).(5)

     (3) Fidelity Shareholder Information Agreement (Rule 22c-2).(5)

     (4) Summit Shareholder Information Agreement (Rule 22c-2).(5)

(9) Opinion and Consent of Darcy G. Callas, Esquire.(7)

(10)(a) Consent of Sutherland Asbill & Brennan LLP.(7)

 (b) Consent of Ernst & Young LLP.(7)

 (c) Consent of Christopher G. Daniels, FSA, MAAA, Consulting Actuary.(7)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Schedule for Computation of Performance Data.(2)

(14)(a)	Powers of Attorney.(7)

(1)	Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on June 27, 2001.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on January 31, 2002.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2002.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2006.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 30, 2007.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2010.

(7)	Filed herein.

Item 25.	Directors and Officers of the Society*

Name	Title
W. Kenny Massey	President and Director

Denis P. Prior	National Secretary and Director

Larry L. Schreiber	Chief Actuary and Director

Darcy G. Callas	General Counsel and Director

David B. Emrick	Director

Jerry F. Harbaugh	Director

Albert T. Hurst, Jr.	Director

William D. Keltner	Director

Robert C. Pollex	Director

Michael E. Dau	Treasurer and Investment Manager

Stephen A. VanSpeybroeck	Fraternal Director

Patrick O. Saunders	Assistant National Secretary

Patrick J. Barnes	Chief Marketing Officer

George R. Worley	Chief Agency Officer

Rosemary Costello	Manager, Human Resources

* Unless otherwise indicated, the principal business address of each person is 1701 1st Avenue, Rock Island, Illinois 61201.

Item 26.	Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

MODERN WOODMEN OF AMERICA
Organizational Chart
01/01/11

Item 27.	Number of Certificate Holders

As of April 15, 2011 there were 5,795 Qualified Certificate Holders and 885 Non-Qualified Certificate Holders.

Item 28.	Indemnification

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) MWA Financial Services, Inc. is the registrant’s principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Account.

(b) Officers and Managers of MWA Financial Services, Inc.

Name and
Principal Business Address*	Positions and Offices
Robert M. Roth	Chairman, President and Director

Denis P. Prior	Secretary and Director

Diane E. Nahra	Treasurer

Thaddeus R. Crass	Operations Manager

Pamela S. Fritz	Compliance Manager

Todd D. Swanson	Accounting Manager

*	The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

	Net Underwriting
Name of Principal	Discounts and	Compensation on	Brokerage
Underwriter	Commissions	Redemption	Commission	Compensation
MWA Financial Services, Inc.	$1,779,488*	NA	NA	$345,844

*	Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201.

Item 31.	Management Services

Variable Products Compliance Agreement.  Under this agreement, EquiTrust Investment Management Services, Inc. (“EquiTrust”) agrees to provide the Society with certain compliance functions with respect to the variable annuity Certificates issued by the Society. These functions include: preparing Forms N-4, N-SAR and 24F-2; and providing requested information for SEC examinations.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

Item 32.	Undertakings and Representations

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either: (i) as part of any application to purchase a Certificate offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Society for a statement of additional information.

(c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Society at the address or phone number listed in the prospectus.

(d) The Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) Modern Woodmen of America (the “Society”) represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Annuity Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 29th day of April, 2011.

Modern Woodmen Of America

By:	/s/ W. Kenny Massey
W. Kenny Massey
President

Modern Woodmen Of America Variable
Annuity Account

By:	/s/ W. Kenny Massey
W. Kenny Massey
President
Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature		Title	Date

/s/ W. Kenny Massey W. Kenny Massey		President and Director [Principal Executive Officer]	April 29, 2011
/s/ Denis P. Prior Denis P. Prior		National Secretary and Director [Principal Financial Officer and Principal Accounting Officer]	April 29, 2011
/s/ Larry L. Schreiber Larry L. Schreiber		Chief Actuary and Director	April 29, 2011
/s/ Darcy G. Callas Darcy G. Callas		General Counsel and Director	April 29, 2011
* David B. Emrick		Director	April 29, 2011
* Jerry F. Harbaugh		Director	April 29, 2011
* Albert T. Hurst, Jr.		Director	April 29, 2011
* William D. Keltner		Director	April 29, 2011
* Robert C. Pollex		Director	April 29, 2011
*By:	/s/ Darcy G. Callas Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(a)(2)	Financial Statement Schedules.

(b)(5)(b)	Variable Suitability Supplement.

(b)(6)(c)	Revised By-Laws.

(b)(8)(h)	Variable Products Compliance Agreement

(9)	Opinion and Consent of Darcy G. Callas, Esquire.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of Ernst & Young LLP.

(10)(c)	Consent of Christopher G. Daniels, FSA, MAAA, Consulting Actuary.

(14)(a)	Powers of Attorney.